                                                                   Exhibit 99(a)

PIMCO Funds Prospectus


                       ---------------------------------------------------------
Multi-Manager          PIMCO Equity Advisors
Series
                       Equity Income Fund         Select Growth Fund
November 1, 2000
                       Value Fund                 Target Fund
Share Classes
                       Renaissance Fund           Opportunity Fund

Ins Institutional      Growth & Income Fund       Innovation Fund
Adm Administrative
                       Growth Fund                Global Innovation Fun



--------------------------------------------------------------------------------
PIMCO/ALLIANZ INTERNATIONAL ADVISORS
Allianz Select International Fund



--------------------------------------------------------------------------------
CADENCE CAPITAL MANAGEMENT
Mega-Cap Fund                                   Mid-Cap Fund

Capital Appreciation Fund                       Micro-Cap Fund


--------------------------------------------------------------------------------
NFJ INVESTMENT GROUP
Small-Cap Value Fund


--------------------------------------------------------------------------------
PARAMETRIC PORTFOLIO ASSOCIATES
Enhanced Equity Fund                            Tax-Efficient Structured
Tax-Efficient Equity Fund
Structured Emerging Markets Fund                   Emerging Markets Fund

--------------------------------------------------------------------------------
BLAIRLOGIE CAPITAL MANAGEMENT
International Fund



This cover is not part of the Prospectus.

            PIMCO Funds Prospectus

PIMCO       This Prospectus describes 21 mutual funds offered by PIMCO Funds:
Funds:      Multi-Manager Series. The Funds provide access to the professional
Multi-      investment advisory services offered by PIMCO Advisors L.P. and
Manager     its investment management affiliates. As of September 30, 2000,
Series      PIMCO Advisors and its affiliates managed approximately
            $272 billion in assets. PIMCO Advisors' institutional heritage is reflected in the PIMCO Funds offered in this Prospectus.

November
1, 2000


            This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

Share
Classes
Institutional
and
Administrative
            The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1  PIMCO Funds: Multi-Manager Series

            Table of Contents

         Summary Information..............................................   3
         Fund Summaries
           Equity Income Fund.............................................   5
           Value Fund.....................................................   7
           Renaissance Fund...............................................   9
           Growth & Income Fund...........................................  11
           Growth Fund....................................................  13
           Select Growth Fund.............................................  15
           Target Fund....................................................  17
           Opportunity Fund...............................................  19
           Innovation Fund................................................  21
           Global Innovation Fund.........................................  23
           Allianz Select International Fund..............................  25
           Mega-Cap Fund..................................................  27
           Capital Appreciation Fund......................................  29
           Mid-Cap Fund...................................................  31
           Micro-Cap Fund.................................................  33
           Small-Cap Value Fund...........................................  35
           Enhanced Equity Fund...........................................  37
           Tax-Efficient Equity Fund......................................  39
           Structured Emerging Markets Fund...............................  41
           Tax-Efficient Structured Emerging Markets Fund.................  44
           International Fund.............................................  47
         Summary of Principal Risks.......................................  49
         Management of the Funds..........................................  53
         Investment Options -- Institutional Class and Administrative
          Class Shares ...................................................  59
         Purchases, Redemptions and Exchanges.............................  60
         How Fund Shares Are Priced.......................................  65
         Fund Distributions...............................................  66
         Tax Consequences.................................................  67
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  68
         Financial Highlights.............................................  79

                                                                   Prospectus

            Summary Information

 The table below lists the investment objectives and certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 5.

                                                                                                           Approximate
                                                                                                           Number of
  Sub-Adviser      Fund                    Investment Objective     Main Investments                       Holdings
 ---------------------------------------------------------------------------------------------------------------------
  PIMCO Equity       Equity Income         Current income as a      Income producing common stocks of         40-50
  Advisors                                 primary objective; long- companies with market capitalizations
                                           term growth of capital   of more than $2 billion
                                           is a secondary objective
             ---------------------------------------------------------------------------------------------------------
                     Value                 Long-term growth of      Common stocks of companies with market     40
                                           capital and income       capitalizations of more than $5
                                                                    billion and below-average valuations
                                                                    whose business fundamentals are
                                                                    expected to improve
             ---------------------------------------------------------------------------------------------------------
                     Renaissance           Long-term growth of      Common stocks of companies with below-    50-80
                                           capital and income       average valuations whose business
                                                                    fundamentals are expected to improve
             ---------------------------------------------------------------------------------------------------------
                     Growth & Income       Long-term growth of      Common stocks of companies with market    40-60
                                           capital; current income  capitalizations of at least $1 billion is a secondary objective
             ---------------------------------------------------------------------------------------------------------
                     Growth                Long-term growth of      Common stocks of companies with market    35-40
                                           capital; income is an    capitalizations of at least $5 billion
                                           incidental consideration
             ---------------------------------------------------------------------------------------------------------
                     Select Growth         Long-term growth of      Common stocks of companies with market    15-25
                                           capital; income is an    capitalizations of at least $10
                                           incidental consideration billion
             ---------------------------------------------------------------------------------------------------------
                     Target                Capital appreciation; no Common stocks of companies with market    40-60
                                           consideration is given   capitalizations of between $1 billion
                                           to income                and $10 billion
             ---------------------------------------------------------------------------------------------------------
                     Opportunity           Capital appreciation; no Common stocks of companies with market   60-100
                                           consideration is given   capitalizations of between $100
                                           to income                million and $2 billion
             ---------------------------------------------------------------------------------------------------------
                     Innovation            Capital appreciation; no Common stocks of technology-related        40
                                           consideration is given   companies with market capitalizations
                                           to income                of more than $200 million
             ---------------------------------------------------------------------------------------------------------
                     Global Innovation     Capital appreciation; no Common stocks of U.S. and non-U.S.        30-60
                                           consideration is given   technology-related companies with
                                           to income                market capitalizations of more than
                                                                    $200 million
 ---------------------------------------------------------------------------------------------------------------------
  PIMCO/Allianz      Select International  Capital appreciation     Common stocks of companies located        30-60
  International                                                     outside of the United States with
  Advisors LLC                                                      market capitalizations of more than $1
                                                                    billion
 ---------------------------------------------------------------------------------------------------------------------
  Cadence Capital    Mega-Cap              Long-term growth of      Common stocks of companies with very      40-60
  Management                               capital                  large market capitalizations that have
                                                                    improving fundamentals and whose stock
                                                                    is reasonably valued by the market
             ---------------------------------------------------------------------------------------------------------
                     Capital Appreciation  Growth of capital        Common stocks of companies with market   60-100
                                                                    capitalizations of at least $1 billion
                                                                    that have improving fundamentals and
                                                                    whose stock is reasonably valued by
                                                                    the market
             ---------------------------------------------------------------------------------------------------------
                     Mid-Cap               Growth of capital        Common stocks of companies with market   60-100
                                                                    capitalizations of more than $500
                                                                    million (excluding the largest 200
                                                                    companies) that have improving
                                                                    fundamentals and whose stock is
                                                                    reasonably valued by the market
             ---------------------------------------------------------------------------------------------------------
                     Micro-Cap             Long-term growth of      Common stocks of companies with market   60-100
                                           capital                  capitalizations of less than $250
                                                                    million that have improving
                                                                    fundamentals and whose stock is
                                                                    reasonably valued by the market

             ---------------------------------------------------------------------------------------------------------

3  PIMCO Funds: Multi-Manager Series

                                                                                                       Approximate
                                                                                                       Number of
  Sub-Adviser           Fund           Investment Objective     Main Investments                       Holdings
 -----------------------------------------------------------------------------------------------------------------
  NFJ Investment Group  Small-Cap      Long-term growth of      Common stocks of companies with market     100
                        Value          capital and income       capitalizations of between $100
                                                                million and $1.5 billion and below-
                                                                average price-to-earnings ratios
                                                                relative to the market and their
                                                                industry groups

 -----------------------------------------------------------------------------------------------------------------
  Parametric Portfolio  Enhanced       A total return which     Common stocks represented in the S&P     100-200
  Associates            Equity         equals or exceeds the    500 Index with market capitalizations
                                       total return performance of more than $5 billion
                                       of an index (currently
                                       the S&P 500 Index) that
                                       represents the
                                       performance of a
                                       reasonably broad
                                       spectrum of common
                                       stocks that are publicly
                                       traded in the U.S.
             -----------------------------------------------------------------------------------------------------
                        Tax-Efficient  Maximum after-tax growth A broadly diversified portfolio of at     More
                        Equity         of capital               least 200 common stocks of companies      than
                                                                represented in the S&P 500 Index with      200
                                                                market capitalizations of more than $5
                                                                billion
             -----------------------------------------------------------------------------------------------------
                        Structured     Long-term growth of      Common stocks of companies located in,    More
                        Emerging       capital                  or whose principal business operations    than
                        Markets                                 are based in, emerging markets             300
             -----------------------------------------------------------------------------------------------------
                        Tax-Efficient  Long-term growth of      Common stocks of companies located in,    More
                        Structured     capital; the Fund also   or whose principal business operations    than
                        Emerging       seeks to achieve         are based in, emerging markets             300
                        Markets        superior after-tax
                                       returns for its
                                       shareholders by using a
                                       variety of tax-efficient
                                       management strategies

 -----------------------------------------------------------------------------------------------------------------
  Blairlogie Capital    International  Capital appreciation     Common stocks of foreign (non-U.S.)      200-250
  Management                           through investment in an issuers (developed and emerging
                                       international portfolio; markets) with market capitalizations income is an incidental  of more than $500 million
                                       consideration
 -----------------------------------------------------------------------------------------------------------------

Fund
Descriptions,
Performance
and Fees
            The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund's investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.

             It is possible to lose money on investments in the Funds. The fact that a Fund had good performance in the past (for example, during the year ended 1999) is no assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                   Prospectus  4

            PIMCO Equity Income Fund
                                                         Ticker Symbols:
                                                         PEIIX  (Inst. Class)
                                                         PINAX  (Admin. Class)
-------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Income producing       Capitalization
and           Seeks current        common stocks with     Range
Strategies    income as a          potential for          More than $2
              primary              capital                billion
              objective;           appreciation
              long-term                                   Dividend Frequency
              growth of            Approximate Number     Quarterly
              capital is a         of Holdings
              secondary            40-50
              objective


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in income-producing (e.g., dividend-paying) common stocks of companies with market capitalizations of more than $2 billion at the time of investment. The Fund may also invest to a limited degree in convertible securities and preferred stocks.

             The Fund's initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

             In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund's current holding.

             The Fund may invest up to 15% of its assets in foreign
            securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

-------------------------------------------------------------------------------
Principal
Risks

            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

           . Market Risk            . Foreign Investment Risk . Credit Risk
           . Issuer Risk            . Currency Risk           . Management Risk
           . Value Securities Risk  . Interest Rate Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.

-------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. For periods prior to the inception of Administrative Class shares (11/30/94), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

5  PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 -
                                                            9/30/00        7.28%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (2nd Qtr.
                                                            '99)          16.06%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -10.93%

                                    [GRAPH]

                                1992     14.75%
                                1993      8.47%
                                1994     -1.61%
                                1995     33.47%
                                1996     21.48%
                                1997     31.38%
                                1998      8.37%
                                1999     -1.92%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                                  1 Year 5 Years (3/8/91)(/3/)
         ----------------------------------------------------------------------
         Institutional Class                      -1.92% 17.75%  14.25%
         ----------------------------------------------------------------------
         Administrative Class                     -2.22% 17.47%  13.96%
         ----------------------------------------------------------------------
         S&P 500 Index(/1/)                       21.04% 28.56%  19.75%
         ----------------------------------------------------------------------
         Lipper Equity Income Funds Average(/2/)   3.62% 17.60%  14.24%
            -------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equities. It does not take into account sales charges.
            (3) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.45%    None           0.27%         0.72%
         ---------------------------------------------------------------------
         Administrative  0.45     0.25%          0.27          0.97
         ---------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.02% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $74      $230           $401          $  894
         ---------------------------------------------------------------------
         Administrative   99       309            536           1,190
         ---------------------------------------------------------------------

                                                                   Prospectus  6

            PIMCO Value Fund
                                                         Ticker Symbols:
                                                         PDLIX (Inst. Class)
                                                         PVLAX (Admin. Class)

--------------------------------------------------------------------------------
Principal     Investment Objective Fund Focus             Approximate
Investments   Seeks long-term      Undervalued            Capitalization Range
and           growth of capital    larger                 More than $5 billion
Strategies    and income           capitalization
                                   stocks with
                                   improving
                                   business
                                   fundamentals           Dividend Frequency
                                                          At least annually

                                   Approximate Number
                                   of Holdings
                                   40

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

             The portfolio manager selects stocks for the Fund using a "value"
            style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADR's). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

            . Market Risk            . Foreign Investment Risk  . Credit Risk
            . Issuer Risk            . Currency Risk            . Management
            . Value Securities Risk  . Focused Investment Risk    Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (8/21/97), performance information shown in the Average Annual
            Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

7  PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 -
                                                            9/30/00       13.15%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (2nd Qtr.
                                                            '99)          17.92%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -13.23%
                                    [GRAPH]

                                 1992   13.15%
                                 1993   16.41%
                                 1994   -4.07%
                                 1995   38.91%
                                 1996   20.34%
                                 1997   26.21%
                                 1998   10.17%
                                 1999    4.30%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                   Fund Inception
                                                    1 Year 5 Years (12/30/91)(/3/)
         -------------------------------------------------------------------------
         Institutional Class                        4.30%  19.37%  15.11%
         -------------------------------------------------------------------------
         Administrative Class                       3.94%  19.05%  14.81%
         -------------------------------------------------------------------------
         Russell 1000 Value Index(/1/)              7.34%  23.08%  17.85%
         -------------------------------------------------------------------------
         Lipper Multi-Cap Value Funds Average(/2/)  6.69%  18.32%  14.24%
         -------------------------------------------------------------------------

            (1) The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Value Index replaced the S&P 500
                 Index (an unmanaged index of large capitalization common stocks) as the Fund's comparative index because PIMCO
                 Advisors believes that the Russell 1000 Value Index is more representative of the Fund's investment strategies. For periods ended December 31, 1999, the 1 Year, 5 Year and Fund Inception average total returns of the S&P 500 Index were 21.04%, 28.56% and 19.70%, respectively.
            (2) The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.45%    None           0.25%         0.70%
         ---------------------------------------------------------------------
         Administrative  0.45     0.25%          0.26          0.96
         ---------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by each class and 0.01% in other expenses attributable to
                 Administrative Class shares during the most recent fiscal
                 year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                 Share Class
          Year 1         Year 3   Year 5         Year 10
         ---------------------------------------------------------------------
         Institutional   $72      $224           $390          $  871
         ---------------------------------------------------------------------
         Administrative   98       306            531           1,178
         ---------------------------------------------------------------------

                                                                   Prospectus  8

            PIMCO Renaissance Fund
                                                         Ticker Symbols:
                                                         PRNIX (Inst. Class)
                                                         PRAAX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment Objective  Fund Focus            Approximate
Investments   Seeks long-term       Undervalued           Capitalization Range
and           growth of capital     stocks with           All capitalizations
Strategies    and income            improving
                                    business
                                    fundamentals
                                                          Dividend Frequency
                                    Approximate Number    At least annually
                                    of Holdings
                                    50-80

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income producing (e.g., dividend-paying) stocks.

             The portfolio manager selects stocks for the Fund using a "value"
            style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as market share, strength of management and competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Foreign Investment Risk    . Credit Risk
              . Issuer Risk          . Currency Risk              . Management
              . Value Securities Risk                               Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Institutional Class shares (12/30/97) and Administrative Class shares (8/31/98), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower distribution and/or service (12b-1) fees (if any) and administrative fees.
            Prior to May 7, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

9 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                          18.74%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '98)          18.51%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -16.52%

                                   [GRAPH]


                              1990       -14.47%
                              1991        34.75%
                              1992         9.02%
                              1993        22.62%
                              1994        -3.95%
                              1995        29.06%
                              1996        25.82%
                              1997        36.42%
                              1998        11.83%
                              1999        19.00%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                             Fund Inception
                                                    1 Year  5 Years 10 Years (4/18/88)(/3/)
         ----------------------------------------------------------------------------------
         Institutional Class                         9.80%  22.16%  14.94%   14.39%
         ----------------------------------------------------------------------------------
         Administrative Class                        9.77%  21.91%  14.68%   14.13%
         ----------------------------------------------------------------------------------
         Russell Mid-Cap Value Index(/1/)           - 0.10% 18.00%  13.81%   14.53%
         ----------------------------------------------------------------------------------
         Lipper Multi-Cap Value Funds Average(/2/)   6.69%  18.32%  13.11%   13.67%
         ----------------------------------------------------------------------------------

            (1) The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index. The Mid-Cap Value Index replaced the Russell 1000 Value Index (an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation) and replaced the S&P 500 Index (an unmanaged index of large capitalization common stocks) as one of the Fund's comparative indexes because PIMCO Advisors believes the Russell Mid-Cap Value Index is more representative of the Fund's investment strategies. For periods ended December 31, 1999, the 1 Year, 5 Years, 10 Years and Fund Inception average annual total returns of the Russell 1000 Value Index were 7.34%, 23.08%, 15.60% and 15.38%, respectively, and of the S&P 500 Index were 21.04%, 28.56%, 18.21% and 19.06%,
                  respectively.
            (2) The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges
            (3) The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund


            Shareholder Fees (fees paid directly from your investment)    None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         --------------------------------------------------------------------
         Institutional   0.60%    None           0.25%         0.85%
         --------------------------------------------------------------------
         Administrative  0.60     0.25%          0.25          1.10
         --------------------------------------------------------------------

            (1) Other Expenses reflects a 0.25% Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
         --------------------------------------------------------------------------------------
         Institutional          $ 87               $271               $471              $1,049
         --------------------------------------------------------------------------------------
         Administrative          112                350                606               1,340
         --------------------------------------------------------------------------------------

                                                                   Prospectus 10

            PIMCO Growth & Income Fund
                                                         Ticker Symbols:
                                                         PMEIX (Inst. Class)
                                                         N/A (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Medium and large       Capitalization
and           Seeks long-term      capitalization         Range
Strategies    growth of            common stocks          At least $1 billion
              capital;
              current income       Approximate Number     Dividend Frequency
              is a secondary       of Holdings            At least annually
              objective            40-60

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of at least $1 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

             When selecting securities for the Fund's "growth" segment, the portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund's portfolio managers may choose to sell a stock in the "growth" segment when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers' estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

             When selecting securities for the Fund's "income" segment, the portfolio managers seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. The portfolio managers may replace an "income" security when another security with a similar risk-to-reward profile offers either better potential for capital appreciation or a higher yield than the Fund's current holding. To achieve its income objective, the Fund may also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities ("junk bonds") rated at least B by Standard & Poor's Rating Services or Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

             The Fund may invest up to 15% of its assets in foreign
            securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Market Risk           . Liquidity Risk          . Interest Rate
           . Issuer Risk           . Foreign Investment Risk   Risk
           . Value Securities Risk . Currency Risk           . High Yield Risk
           . Growth Securities     . Focused Investment Risk . Credit Risk
             Risk                  . Technology Related Risk . Management Risk
           . Smaller Company Risk

            Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.
--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class Shares. During the periods shown, Administrative Class shares were outstanding only from 8/21/97 (the inception date of Administrative Class shares) to 5/27/99 (the date on which all Administrative Class shares then outstanding were redeemed). For periods prior to 8/21/97 and after 5/27/99, performance information shown in the Average Annual Total Returns table for Administrative Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The performance information on the next page for periods prior to August 1, 2000 reflects the Fund's advisory fee rate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements.
            In addition, the Fund changed its investment objective and policies on August 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

11 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class


                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00       23.58%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99          40.12%)
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98         -11.53%)
                                    [GRAPH]

                              1995        31.72%
                              1996        17.31%
                              1997        16.22%
                              1998        29.89%
                              1999        51.81%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)


                                                                  Fund Inception
                                                   1 Year 5 Years (12/28/94)(/3/)
         ------------------------------------------------------------------------
         Institutional Class                       51.81% 28.77%  28.72%
         ------------------------------------------------------------------------
         Administrative Class                      51.32% 28.48%  28.41%
         ------------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)                14.73% 23.05%  23.05%
         ------------------------------------------------------------------------
         Lipper Large-Cap Core Funds Average(/2/)  22.77% 25.49%  25.49%
         ------------------------------------------------------------------------

            (1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.
                It does not take into account sales charges. The Lipper Large-Cap Core Funds Average replaced the Lipper Mid-Cap Funds Average (a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than $5 billion at the time of investment) because PIMCO Advisors believes the Large-Cap Core Funds Average is more representative of the Fund's investment strategies. For periods ended December 31, 1999, the 1 Year, 5 Years and Fund Inception average annual total returns of the Lipper Mid-Cap Fund Average were 39.38%, 23.07% and 23.07%, respectively.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                   Distribution                 Total Annual
                         Advisory  and/or Service Other         Fund Operating
         Share Class     Fees(/1/) (12b-1) Fees   Expenses(/2/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.60%     None           0.40%         1.00%
         ---------------------------------------------------------------------
         Administrative  0.60      0.25%          0.40          1.25
         ---------------------------------------------------------------------
            (1)  On August 1, 2000, the Fund's advisory fee rate decreased by
                 0.03%, to 0.60% per annum.
            (2)  Other Expenses reflects a 0.25% Administrative Fee paid by each class and 0.15% in other expenses attributable to
                 Institutional Class shares during the most recent fiscal
                 year, and estimated to be attributable to Administrative
                 Class shares during the current fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1    Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $102      $318           $552          $1,225
         ---------------------------------------------------------------------
         Administrative   127       397            686           1,511
         ---------------------------------------------------------------------

                                                                   Prospectus 12

            PIMCO Growth Fund
                                                         Ticker Symbols:
                                                         PGFIX (Inst. Class)
vv                                                       PGFAX (Admin. Class)
------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Larger capitalization   Capitalization Range
and           Seeks long-term     common stocks           At least $5 billion
Strategies    growth of
              capital; income     Approximate Number      Dividend Frequency
              is an               of Holdings             At least annually
              incidental          35-40
              consideration

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $5 billion at the time of investment.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Foreign Investment . Focused Investment
              . Issuer Risk            Risk                 Risk
              . Growth Securities    . Currency Risk      . Credit Risk
                Risk                 . Technology Related . Management Risk
                                       Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Class C shares, which are offered in a different prospectus. This is because the Fund has not offered Institutional Class or Administrative Class shares for a full calendar year. Although Class C, Institutional Class and Administrative Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class C performance would be lower than Institutional Class or Administrative Class performance because of the higher sales charges and expenses paid by Class C shares. The returns in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Institutional Class and Administrative Class shares (3/31/99), the Average Annual Total Returns table also shows estimated historical performance for Institutional Class and Administrative Class shares based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees (if any), administrative fees and other expenses paid by Institutional Class and Administrative
            Class shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

13 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class C

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 -
                                                            9/30/00________4.43%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          36.21%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '90)         -13.14%
                              [GRAPH]

                         1990         0.29%
                         1991        41.88%
                         1992         2.08%
                         1993         9.32%
                         1994        -0.75%
                         1995        27.47%
                         1996        17.52%
                         1997        21.84%
                         1998        38.90%
                         1999        39.83%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                             Fund Inception
                                                     1 Year 5 Years 10 Years (2/24/84)(/3/)
         ----------------------------------------------------------------------------------
         Class C                                     38.83% 28.80%  18.77%   19.25%
         ----------------------------------------------------------------------------------
         Institutional Class                         40.87% 30.17%  20.08%   20.58%
         ----------------------------------------------------------------------------------
         Administrative Class                        40.54% 29.85%  19.79%   20.29%
         ----------------------------------------------------------------------------------
         S&P 500 Index(/1/)                          21.04% 28.56%  18.21%   18.60%
         ----------------------------------------------------------------------------------
         Lipper Large-Cap Growth Funds Average(/2/)  40.54% 29.41%  18.88%   17.74%
         ----------------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None


            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.50%    None           0.27%         0.77%
         ---------------------------------------------------------------------
         Administrative  0.50     0.25%          0.27          1.02
         ---------------------------------------------------------------------
            (1)   Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.02% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $ 79     $246           $428          $  954
         ---------------------------------------------------------------------
         Administrative   104      325            563           1,248
         ---------------------------------------------------------------------

                                                                   Prospectus 14

            PIMCO Select Growth Fund
                                                          Ticker Symbols:
                                                            PCFIX (Inst. Class)
                                                            PCEAX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment ObjectiveFund Focus              Approximate
Investments   Seeks long-term     Larger                  Capitalization Range
and           growth of           capitalization          At least $10 billion
Strategies    capital; income     common stocks
              is an incidental                            Dividend Frequency
              consideration       Approximate Number      At least annually
                                  of Holdings
                                  15-25

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $10 billion at the time of investment. The Fund normally invests in the securities of 15 to 25 issuers.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk             .Focused Investment Risk  .Currency Risk
              .Issuer Risk             .Growth Securities Risk   .Credit Risk
              .Technology Related Risk .Foreign Investment Risk  .Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (5/31/95), performance information shown in the Average Annual
            Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The performance information on the next page for periods prior to April 1, 2000 reflects the Fund's advisory fee rate in effect prior to that date (0.57% per annum); these results would have been lower had the current advisory fee rate (0.60% per annum) then been in effect. Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on April 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

15 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                     16.44%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '98      24.90%)
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98     -11.38%)

                                    [GRAPH]

                               1995       27.96%
                               1996       17.95%
                               1997       25.32%
                               1998       41.06%
                               1999       24.27%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                    Fund Inception
                                                     1 Year 5 Years (12/28/94)(/3/)
         --------------------------------------------------------------------------

         Institutional Class                         24.27% 27.09%  27.06%
         --------------------------------------------------------------------------
         Administrative Class                        23.75% 26.69%  26.67%
         --------------------------------------------------------------------------
         S&P 500 Index(/1/)                          21.04% 28.56%  28.56%
         --------------------------------------------------------------------------
         Lipper Large-Cap Growth Funds Average(/2/)  40.54% 29.41 % 29.41%
         --------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                   Distribution                 Total Annual
                         Advisory  and/or Service Other         Fund Operating
         Share Class     Fees(/1/) (12b-1) Fees   Expenses(/2/) Expenses
         ---------------------------------------------------------------------

         Institutional   0.60%     None           0.37%         0.97%
         ---------------------------------------------------------------------
         Administrative  0.60      0.25%          0.36          1.21
         ---------------------------------------------------------------------
            (1)  On April 1, 2000, the Fund's advisory fee rate increased by
                 0.03%, to 0.60% per annum.
            (2)  Other Expenses reflects a 0.25% Administrative Fee paid by each class and 0.12% and 0.11% in other expenses attributable to Institutional Class and Administrative Class shares,
                 respectively, during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1    Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $ 99      $309           $536          $1,190
         ---------------------------------------------------------------------
         Administrative   123       384            665           1,466
         ---------------------------------------------------------------------

                                                                   Prospectus 16

            PIMCO Target Fund
                                                       Ticker Symbols: PFTIX
                                                       (Inst. Class)
                                                                 PTADX (Admin.
                                                                 Class)
--------------------------------------------------------------------------------

Principal     Investment Objective  Fund Focus            Approximate
Investments   Seeks capital         Medium                Capitalization Range
and           appreciation; no      capitalization        Between $1 billion
Strategies    consideration is      common stocks         and $10 billion
              given to income
                                    Approximate Number    Dividend Frequency
                                    of Holdings           At least annually
                                    40-60

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

             The portfolio managers select stocks for the Fund using a
            "growth" style. The portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

            .Market Risk            .Liquidity Risk          .Focused Investment
            .Issuer Risk            .Foreign Investment Risk  Risk
            .Growth Securities Risk .Currency Risk           .Credit Risk
            .Smaller Company Risk   .Technology Related Risk .Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Class A shares, which are offered in a different prospectus. This is because the Fund has not offered Institutional Class or Administrative Class shares for a full calendar year. Although Class A, Institutional Class and Administrative Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class A performance would be lower than Institutional Class or Administrative Class performance because of the higher sales charges and/or expenses paid by Class A shares. The returns in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Institutional Class and Administrative Class shares (3/31/99), the Average Annual Total Returns table also shows estimated historical performance for those classes based on the performance of the Fund's Class A shares. The Class A performance has been adjusted to reflect that there are no sales charges and lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to March 6, 1999, Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements.
            Past performance is no guarantee of future results.

17 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 -
                                                             9/30/00 40.50%
                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99      53.05%)
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98     -13.15%)
                                    [GRAPH]

                               1993      -24.52%
                               1994        3.09%
                               1995       30.31%
                               1996       15.68%
                               1997       15.44%
                               1998       23.27%
                               1999       66.25%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)


                                                                    Fund Inception
                                                     1 Year 5 Years (12/17/92)(/3/)
         -----------------------------------------------------------------------
         Class A                                     57.10% 28.28%  24.13%
         -----------------------------------------------------------------------
         Institutional Class                         66.50% 30.31%  25.66%
         -----------------------------------------------------------------------
         Administrative Class                        66.28% 30.02%  25.37%
         -----------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)                  14.73% 23.05%  17.55%
         -----------------------------------------------------------------------
         Lipper Multi-Cap Growth Funds Average(/2/)  57.98% 28.51%  20.93%
         -----------------------------------------------------------------------

            (1)  The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2)  The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3)  The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.
--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)    None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.55%    None           0.26%         0.81%
         ---------------------------------------------------------------------
         Administrative  0.55     0.25%          0.26          1.06
         ---------------------------------------------------------------------

            (1) Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $ 83     $259           $450          $1,002
         ---------------------------------------------------------------------
         Administrative   108      337            585           1,294
         ---------------------------------------------------------------------

                                                                   Prospectus 18

            PIMCO Opportunity Fund
                                            Ticker Symbols: POFIX (Inst. Class)
                                                            POADX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment Objective    Fund Focus           Approximate
Investments   Seeks capital           Smaller              Capitalization Range
and           appreciation; no        capitalization       Between $100 million
Strategies    consideration is        common stocks        and $2 billion
              given to income
                                      Approximate Number   Dividend Frequency
                                      of Holdings 60-100   At least annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $100 million and $2 billion at the time of investment.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings
            (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

             . Market Risk            . IPO Risk           . Technology Related
             . Issuer Risk            . Liquidity Risk       Risk
             . Growth Securities Risk . Foreign Investment . Focused Investment
             . Smaller Company Risk     Risk                 Risk
                                      . Currency Risk      . Credit Risk
                                                           . Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Class C shares, which are offered in a different prospectus. This is because the Fund has not offered Institutional Class or Administrative Class shares for a full calendar year. Although Class C, Institutional Class and Administrative Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class C performance would be lower than Institutional Class or Administrative Class performance because of the sales charges and higher expenses paid by Class C shares. The returns in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Institutional Class and Administrative Class shares (3/31/99), the Average Annual Total Returns table also shows estimated historical performance for those classes based on the performance of the Fund's Class C shares. The Class C performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees (if any), administrative fees and other expenses paid by Institutional Class and Administrative
            Class shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

19 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class C

More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                      5.06%
                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          45.70%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -25.78%

                                   [GRAPH]

                               1990     -7.34%
                               1991     68.08%
                               1992     28.46%
                               1993     36.16%
                               1994     -4.74%
                               1995     41.43%
                               1996     11.54%
                               1997     -4.75%
                               1998      1.29%
                               1999     63.99%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                             Fund Inception
                                                     1 Year 5 Years 10 Years (2/24/84)(/3/)
            -------------------------------------------------------------------------------
         Class C                                     62.99% 20.09%  20.55%    18.93%
            -------------------------------------------------------------------------------
         Institutional Class                         64.93% 21.34%  21.86%    20.25%
            -------------------------------------------------------------------------------
         Administrative Class                        64.59% 21.04%  21.57%    19.96%
            -------------------------------------------------------------------------------
         Russell 2000 Index(/1/)                     21.25% 16.69%  13.40%    12.49%
            -------------------------------------------------------------------------------
         Lipper Small-Cap Growth Funds Average(/2/)  61.78% 22.83%  18.12%    15.00%
            -------------------------------------------------------------------------------

            (1)  The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (3) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.
--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)
                                                          None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            -----------------------------------------------------------------
         Institutional   0.65%    None           0.26%         0.91%
            -----------------------------------------------------------------
         Administrative  0.65     0.25%          0.26          1.16
            -----------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            -----------------------------------------------------------------
         Institutional   $ 93     $290           $504          $1,120
            -----------------------------------------------------------------
         Administrative   118      368            638           1,409
            -----------------------------------------------------------------

                                                                   Prospectus 20

            PIMCO Innovation Fund
                                                       Ticker Symbols:
                                                           PIFIX (Inst. Class)
                                                           PIADX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment Objective  Fund Focus            Approximate
Investments   Seeks capital         Common stocks of      Capitalization Range
and           appreciation; no      technology-           More than $200
Strategies    consideration is      related companies     million
              given to income
                                    Approximate Number    Dividend Frequency
                                    of Holdings           At least annually
                                    40

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment are disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

             Although the Fund invests principally in common stocks, the Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk             .Smaller Company Risk    .Currency Risk
              .Issuer Risk             .Liquidity Risk          .Credit Risk
              .Focused Investment Risk .Foreign Investment Risk .Management Risk .Growth Securities Risk .Technology Related Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Class A shares, which are offered in a different prospectus. This is because the Fund has not offered Institutional Class or Administrative Class shares for a full calendar year. Although Class A, Institutional Class and Administrative Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Class A performance would be lower than Institutional Class or Administrative Class performance because of the higher sales charges and/or expenses paid by Class A shares. The returns in the bar chart and the information to its right do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance figures for Class A shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception of Institutional Class shares (3/5/99) and for all periods shown for Administrative Class shares (which were not offered during those periods), the Average Annual Total Returns table also shows estimated historical performance for those classes based on the performance of the Fund's Class A shares. The Class A performance has been adjusted to reflect that there are no sales charges and lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

21 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 -
                                                             9/30/00      21.31%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          80.12%
                                                            --------------------
                                                            Lowest (1st Qtr.
                                                            '97)         -12.56%
                                   [GRAPH]

                                1995    45.33%
                                1996    23.60%
                                1997     9.03%
                                1998    79.41%
                                1999   139.40%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                        Fund Inception
                                    1 Year            5 Years           (12/22/94)(/3/)
         ------------------------------------------------------------------------------
         Class A                    126.24%           51.38%            51.01%
         ------------------------------------------------------------------------------
         Institutional Class        140.65%           53.74%            53.36%
         ------------------------------------------------------------------------------
         Administrative Class       139.75%           53.33%            52.94%
         ------------------------------------------------------------------------------
         S&P 500 Index(/1/)          21.04%           28.56%            28.56%
         ------------------------------------------------------------------------------
         Lipper Science and Technology
          Fund Average(/2/)
                                    135.19%           41.03%            41.03%
         ------------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Science and Technology Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest 65% of their assets in science and technology stocks. It does not take into account sales charges.
            (3) The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)   None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.65%    None           0.25%         0.90%
         ---------------------------------------------------------------------
         Administrative  0.65     0.25%          0.25          1.15
         ---------------------------------------------------------------------

            (1) Other Expenses reflects a 0.25% Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $ 92     $287           $498          $1,108
         ---------------------------------------------------------------------
         Administrative   117      365            633           1,398
         ---------------------------------------------------------------------

                                                                   Prospectus 22

            PIMCO Global Innovation Fund
                                                         Ticker Symbols:
                                                         N/A (Inst. Class)
                                                         N/A (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment Objective   Fund Focus           Approximate
Investments   Seeks capital          Common stocks of     Capitalization Range
and           appreciation; no       U.S. and non-U.S.    More than $200 million
Strategies    consideration is       technology-related
              given to income        companies            Dividend Frequency
                                                          At least annually
                                     Approximate Number
                                     of Holdings
                                     30-60

              The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of U.S. and non-U.S. companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in a particular business sector or industry.

              The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment are disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

              Although the Fund invests principally in common stocks, the Fund may also invest in other types of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund will invest in the securities of issuers located in at least three countries (one of which may be the United States). Although the Fund invests primarily in securities traded principally in the securities markets of developed countries, the Fund has no other prescribed limits on geographic asset distribution and may invest in any foreign securities market in the world, including in developing, or "emerging," markets. The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts), primarily for risk management or hedging purposes.

              In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

            .Market Risk             .Smaller Company Risk  .Currency Risk
            .Issuer Risk             .Liquidity Risk        .Focused Investment
            .Technology Related      .Derivatives Risk       Risk
             Risk                    .Foreign Investment    .Leveraging Risk
            .Growth Securities Risk   Risk                  .Credit Risk
            .IPO Risk                .Emerging Markets Risk .Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information
            The Fund commenced operations in December 1999 and does not yet have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

23 PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating Expense        Net Fund
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses       Reduction(/2/) Operating Expenses(/2/)
            --------------------------------------------------------------------------------------------------------
         Institutional   1.00%    None           0.47%         1.47%          (0.07)%        1.40%
            --------------------------------------------------------------------------------------------------------
         Administrative  1.00     0.25%          0.47          1.72           (0.07)         1.65
            --------------------------------------------------------------------------------------------------------

            (1) Other Expenses reflects a 0.40% Administrative Fee paid by the class and 0.07% in organizational expenses ("Organizational Expenses") attributable to the class during the most recent fiscal year.
            (2) Net Expenses reflect the effect of a contractual agreement by
                PIMCO Advisors to waive, reduce or reimburse its Administrative Fee for each class to the extent Annual Fund Operating Expenses exceeded, due to the payment of organizational and certain other expenses, 1.40% for Institutional Class shares and 1.65% for Administrative Class shares during the Fund's most recent (initial) fiscal year. Under the Expense Limitation Agreement, PIMCO Advisors may recoup these waivers and reimbursements (which do not continue after the Fund's initial fiscal year) in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Institutional          $142               $443               $764              $1,674
            -----------------------------------------------------------------------------------
         Administrative          168                520                895               1,948
            -----------------------------------------------------------------------------------

                                                                   Prospectus 24

            PIMCO Allianz Select International Fund

                                                         Ticker Symbols:
                                                         N/A (Inst. Class)
                                                         N/A (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment Objective Fund Focus             Approximate
Investments   Seeks capital        Common stock of        Capitalization Range
and           appreciation         non-U.S. issuers       More than $1 billion
Strategies
                                   Approximate Number     Dividend Frequency
                                   of Holdings            At least annually
                                   30-60
            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in an international portfolio of common stocks and other equity securities of companies located outside of the United States. Although the Fund normally invests in issuers from at least five different countries, it may at times invest in fewer than five countries, or even a single country. The Fund typically invests in approximately 30 to 60 stocks. Although the Fund invests primarily in developed market countries, it may also invest in developing, or "emerging," markets. The Fund has no other limits on geographic asset distribution and may invest in any foreign securities market in the world. The Fund may also invest in securities of foreign issuers traded on U.S. securities markets, but will normally not invest in U.S. issuers. The Fund invests most of its assets in foreign securities which trade in currencies other than the U.S. dollar and may invest directly in foreign currencies.

             The portfolio managers select securities for the Fund using a research-driven "bottom-up" approach that seeks to utilize the Sub-Adviser's global research capabilities to identify companies with above-average long-term growth prospects and attractive valuations and that possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The portfolio manager seeks to select those stocks with the best long-term performance expectations, using a broad range of company fundamentals, such as long-term growth prospects, price-to-earnings ratios and other valuation measures, dividend and profit growth, balance sheet strength and return on assets. The portfolio managers sell stocks in order to adjust or rebalance the Fund's portfolio and to replace companies with weakening fundamentals.

             The Fund may invest a substantial portion of its assets in the securities of small and medium capitalization companies. The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts), primarily for portfolio management and hedging purposes. The Fund may to a limited degree invest in equity securities other than common stocks (such as equity-linked securities, preferred stocks and convertible securities) and may invest up to 10% of its assets in other investment companies. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in foreign and domestic fixed income securities and in equity securities of U.S. issuers. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal Risks
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

              .Foreign Investment Risk
                                     .Growth Securities Risk.Focused Investment
              .Emerging Market Risk  .Value Securities Risk Risk
              .Currency Risk         .Smaller Company Risk  .Leveraging Risk
              .Market Risk           .Liquidity Risk        .Credit Risk
              .Issuer Risk           .Derivatives Risk      .Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            The Fund's Administrative Class shares do not have a performance history for the time periods shown. Performance information shown in the Average Annual Total Returns table for Administrative Class shares is based on the performance of the Fund's Institutional
            Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative
            Class shares. The performance information on the next page for periods prior to May 8, 2000 reflects the Fund's advisory fee rate in effect prior to that date (0.85% per annum), which is higher than the current rate (0.75% per annum). Prior to November 1, 2000, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objectives and policies on November 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objectives and policies then been in effect. Past performance is no guarantee of future results.

25 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class


                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 -
                                                            9/30/0    -14.71%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          47.11%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -17.79%
                                    [GRAPH]

                                 1998   39.40%
                                 1999  109.71%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                  Fund Inception
                                                    1 Year        (12/31/97)(/3/)
         ------------------------------------------------------------------------
         Institutional Class                        109.71%       70.98%
         ------------------------------------------------------------------------
         Administrative Class                       109.22%       70.57%
         ------------------------------------------------------------------------
         MSCI EAFE Index(/1/)                        27.30%       23.77%
         ------------------------------------------------------------------------
         Lipper International Fund Average(/2/)      40.76%       25.87%
         ------------------------------------------------------------------------

            (1) The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) ("MSCI EAFE") Index is a widely recognized, unmanaged index of issuers in countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.
            (2) The Lipper International Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest their assets in securities whose primary trading markets are outside of the United States. It does not take into account sales charges.
            (3) The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/2/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.75%    None           0.50%         1.25%
         ---------------------------------------------------------------------
         Administrative  0.75     0.25%          0.50          1.50
         ---------------------------------------------------------------------
            (1)  On May 8, 2000, the Fund's Advisory Fee rate decreased by
                 0.10%, to 0.75% per annum.
            (2)  Other Expenses reflects a 0.50% Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $127     $397           $686          $1,511
         ---------------------------------------------------------------------
         Administrative   153      474            818           1,791
         ---------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Mega-Cap Fund
                                                         Ticker Symbols:
                                                         N/A (Inst. Class)
                                                         N/A (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment         Fund Focus               Approximate
Investments   Objective          Very large               Capitalization Range
and           Seeks long-term    capitalization           The largest 250
Strategies    growth of capital  common stocks            publicly traded
                                                          companies (in terms
                                 Approximate Number       of market
                                 of Holdings              capitalizations)
                                 40-60
                                                          Dividend Frequency
                                                          At least annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with very large market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers the 250 largest publicly traded companies (in terms of market capitalization) in the U.S. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top portion of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it falls below the median ranking, has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk           .Growth Securities Risk .Focused Investment
              .Issuer Risk           .Credit Risk             Risk
              .Value Securities Risk                         .Management Risk
                                     .Technology Related Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information
            The Fund commenced operations in September 1999 and does not yet have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

27 PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating Expense        Net Fund
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses       Reduction(/2/) Operating Expenses(/2/)
         --------------------------------------------------------------------------------------------------------
         Institutional   0.45%    None           0.81%         1.26%          (0.55)%        0.71%
         --------------------------------------------------------------------------------------------------------
         Administrative  0.45     0.25%          0.81          1.51           (0.55)         0.96
         --------------------------------------------------------------------------------------------------------

            (1) Other Expenses reflects a 0.25% Administrative Fee paid by each class, 0.55% in organizational expenses ("Organizational Expenses") attributable to each class during the most recent fiscal year, and 0.01% in other expenses attributable to Institutional Class shares during the most recent fiscal year, and estimated to be attributable to Administrative Class shares during the current fiscal year.
            (2) Net Expenses reflect the effect of a contractual agreement by
                PIMCO Advisors to waive, reduce or reimburse its Administrative Fee for each class to the extent Annual Fund Operating Expenses exceeded, due to the payment of organizational and certain other expenses, 0.70% for Institutional Class shares and 0.95% for Administrative Class shares during the Fund's most recent (initial) fiscal year. Under the Expense Limitation Agreement, PIMCO Advisors may recoup these waivers and reimbursements (which do not continue after the Fund's initial fiscal year) in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
         -----------------------------------------------------------------------------------
         Institutional          $72                $225               $390              $  858
         -----------------------------------------------------------------------------------
         Administrative          98                 303                524               1,145
         -----------------------------------------------------------------------------------


                                                                   Prospectus 28

            PIMCO Capital Appreciation Fund
                                                         Ticker Symbols:
                                                         PAPIX (Inst. Class)
                                                         PICAX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment         Fund Focus               Approximate
Investments   Objective          Larger                   Capitalization Range
and           Seeks growth of    capitalization           At least $1 billion
Strategies    capital            common stocks
                                                          Dividend Frequency
                                 Approximate Number       At least annually
                                 of Holdings
                                 60-100

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it falls below the median ranking, has negative earnings surprises, or shows poor performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk         .Growth Securities Risk  .Credit Risk
              .Issuer Risk         .Focused Investment Risk .Management Risk
              .Value Securities Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (7/31/96), performance information shown in the Average Annual
            Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

29PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class


                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 -
                                                             9/30/00      17.70%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          23.43%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -14.16%

                                    [GRAPH]

                              1992         7.51%
                              1993        17.70%
                              1994        -4.26%
                              1995        37.14%
                              1996        26.79%
                              1997        34.22%
                              1998        17.59%
                              1999        22.30%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)


                                                                  Fund Inception
                                                   1 Year 5 Years (3/8/91)(/3/)
         -----------------------------------------------------------------------
         Institutional Class                       22.30% 27.40%  20.03%
         -----------------------------------------------------------------------
         Administrative Class                      21.92% 27.08%  19.72%
         -----------------------------------------------------------------------
         S&P 500 Index(/1/)                        21.04% 28.56%  19.75%
         -----------------------------------------------------------------------
         Lipper Multi-Cap Core Funds Average(/2/)  20.63% 23.01%  17.15%
         -----------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund
            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.45%    None           0.26%         0.71%
         ---------------------------------------------------------------------
         Administrative  0.45     0.25%          0.26          0.96
         ---------------------------------------------------------------------

            (1) Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.01% in other expenses attributable to that class during the most recent fiscal year.


            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $73      $227           $395          $  883
         ---------------------------------------------------------------------
         Administrative   98       306            531           1,178
         ---------------------------------------------------------------------

                                                                   Prospectus 30

            PIMCO Mid-Cap Fund
                                                            Ticker Symbols:
                                                            PMGIX (Inst. Class)
                                                            PMCGX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment         Fund Focus               Approximate
Investments   Objective          Medium                   Capitalization
and           Seeks growth       capitalization           Range
Strategies    of capital         common stocks            More than $500
                                                          million (excluding
                                 Approximate Number       the largest 200
                                 of Holdings              companies)
                                 60-100
                                                          Dividend Frequency
                                                          At least annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with medium market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it falls below the median ranking, has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal Risks
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

      .Market Risk           .Growth Securities Risk.Focused Investment Risk
      .Issuer Risk           .Smaller Company Risk  .Credit Risk
      .Value Securities Risk .Liquidity Risk        .Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (11/30/94), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

31 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 -
                                                            9/30/00       28.24%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          23.10%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -14.40%

                                    [GRAPH]

                                1992      9.18%
                                1993     15.77%
                                1994     -2.36%
                                1995     37.29%
                                1996     23.36%
                                1997     34.17%
                                1998      7.93%
                                1999     12.98%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                         Fund Inception
                                      1 Year   5 Years   (3/8/91)(/3/)
         --------------------------------------------------------------------
         Institutional Class          12.98%   22.61%    17.59%
         --------------------------------------------------------------------
         Administrative Class         12.67%   22.33%    17.31%
         --------------------------------------------------------------------
         Russell Mid-Cap Index(/1/)   18.23%   21.85%    17.31%
         --------------------------------------------------------------------
         Lipper Mid-Cap Core Funds
          Average(/2/)
                                      29.16%   21.12%    16.55%
         --------------------------------------------------------------------

            (1) The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Mid-Cap Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.45%    None           0.26%         0.71%
         ---------------------------------------------------------------------
         Administrative  0.45     0.25%          0.26          0.96
         ---------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.01% in other expenses attributable to that class during the most recent fiscal year.
            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted
            class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $73      $227           $395          $  883
         ---------------------------------------------------------------------
         Administrative   98       306            531           1,178
         ---------------------------------------------------------------------

                                                                   Prospectus 32

            PIMCO Micro-Cap Fund
                                                     Ticker Symbols:
                                                     PMCIX  (Inst. Class)
                                                     PMGAX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment Objective Fund Focus         Approximate
Investments   Seeks long-term      Very small         Capitalization Range
and           growth of capital    capitalization     Less than $250 million
Strategies                         common stocks
                                                      Dividend Frequency
                                   Approximate Number At least annually
                                   of Holdings
                                   60-100

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with very small market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers companies in the U.S. market with market capitalizations less than $250 million. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it falls below the median ranking, has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 3% of the Fund's investments). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings
            (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal Risks
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

            .Market Risk            .Smaller Company Risk  .Focused Investment
            .Issuer Risk            .IPO Risk              .Credit Risk
            .Value Securities Risk  .Liquidity Risk        .Management Risk
            .Growth Securities Risk .Technology
                                      Related Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (4/1/96), performance information shown in the Average Annual
            Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.
33  PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                          25.53%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (3rd Qtr.
                                                            '97)          21.61%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -20.71%

                                   [GRAPH]

                               1994      1.02%
                               1995     36.25%
                               1996     23.83%
                               1997     36.69%
                               1998     -3.88%
                               1999      5.43%

                       Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)


                                                                  Fund Inception
                                                   1 Year 5 Years (6/25/93)(/3/)
         -----------------------------------------------------------------------
         Institutional Class                        5.43% 18.50%  16.99%
         -----------------------------------------------------------------------
         Administrative Class                       5.17% 18.22%  16.70%
         -----------------------------------------------------------------------
         Russell 2000 Index(/1/)                   21.25% 16.69%  14.19%
         -----------------------------------------------------------------------
         Lipper Small-Cap Core Funds Average(/2/)  28.46% 17.40%  13.35%
         -----------------------------------------------------------------------

            (1) The Russell 2000 Index is a capitalized weighted broad based index of small capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Small-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (3) The Fund began operations on 6/25/93. Index comparisons begin on 6/30/93.

--------------------------------------------------------------------------------
Fees and
Expenses    These tables describe the fees and expenses you may pay if you buy
of the      and hold Institutional Class or Administrative Class shares of the
Fund        Fund:

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   1.25%    None           0.26%         1.51%
         ---------------------------------------------------------------------
         Administrative  1.25     0.25%          0.26          1.76
         ---------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $154     $477           $824          $1,802
         ---------------------------------------------------------------------
         Administrative   179      554            954           2,073
         ---------------------------------------------------------------------

                                                                   Prospectus 34

            PIMCO Small-Cap Value Fund
                                                   Ticker Symbols:
                                                   PSVIX (Inst. Class)
                                                   PVADX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Undervalued smaller     Capitalization Range
and           Seeks long-term     capitalization          Between $100 million
Strategies    growth of capital   common stocks           and $1.5 billion
              and income
                                  Approximate Number      Dividend Frequency
                                  of Holdings             At least annually
                                  100

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of between $100 million and $1.5 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

              The Fund's initial selection universe consists of approximately
            4,500 stocks of companies within the Fund's capitalization range. The portfolio managers screen this universe to identify approximately 500 undervalued stocks representing approximately 160 industry groups. This screening process is based on a number of valuation factors, including P/E ratios (calculated both with respect to trailing operating earnings and forward earnings estimates) and price-to-sales, price-to-book value, and price-to-cash flow ratios. These factors are considered both on a relative basis (compared to other stocks in the same industry group) and on an absolute basis (compared to the overall market).

              From this narrowed universe, the portfolio managers select approximately 100 stocks for the Fund, each of which has close to equal weighting in the portfolio. They select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The portfolio is also structured to have a maximum weighting of no more than 10% in any one industry. The portfolio managers may replace a stock if its market capitalization becomes excessive, if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index, or when a stock within the same industry group has a considerably lower valuation than the Fund's current holding.

              Under normal circumstances, the Fund intends to be fully
            invested in common stocks (aside from certain cash management practices). The Fund may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk           .Smaller Company Risk  .Credit Risk
              .Issuer Risk           .Liquidity Risk        .Management Risk
              .Value Securities Risk .Focused Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (11/1/95), performance information shown in the Average Annual
            Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

35 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                          10.93%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (2nd Qtr.
                                                            "99)          16.39%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            "98)         -18.61%

                                   [GRAPH]

                              1992       18.27%
                              1993       13.39%
                              1994       -4.07%
                              1995       24.98%
                              1996       27.22%
                              1997       34.47%
                              1998       -9.16%
                              1999       -6.40%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)


                                                                     Fund Inception
                                      1 Year         5 Years         (10/1/91)(/3/)
         --------------------------------------------------------------------------
         Institutional Class          -6.40%         12.97%          11.98%
         --------------------------------------------------------------------------
         Administrative Class         -6.69%         12.67%          11.69%
         --------------------------------------------------------------------------
         Russell 2000 Index(/1/)      21.25%         16.69%          14.97%
         --------------------------------------------------------------------------
         Lipper Small-Cap Value Funds
          Average(/2/)
                                       5.87%         13.76%          13.08%
         --------------------------------------------------------------------------

            (1) The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (3) The Fund began operations on 10/1/91. Index comparisons begin on 9/30/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)
                                                          None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.60%    None           0.26%         0.86%
         ---------------------------------------------------------------------
         Administrative  0.60     0.25%          0.26          1.11
         ---------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $ 88     $274           $477          $1,061
         ---------------------------------------------------------------------
         Administrative   113      353            612           1,352
         ---------------------------------------------------------------------

                                                                   Prospectus 36

            PIMCO Enhanced Equity Fund
                                                      Ticker Symbols:
                                                      PEEIX (Inst. Class)
                                                      PEQAX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment Objective
Investments                      Fund Focus             Approximate
and           Seeks to provide   A portion of the       Capitalization Range
Strategies    a total return     common stocks          More than $5 billion
              which equals or    represented in
              exceeds the        the S&P 500            Dividend Frequency
              total return       Index                  At least annually
              performance of
              an index           Approximate Number
              (currently the     of Holdings
              S&P 500 Index)     100-200
              that represents
              the performance
              of a reasonably
              broad spectrum
              of common stocks
              that are
              publicly traded
              in the U.S.

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks represented in the S&P 500 Index.

             In making investment decisions for the Fund, the portfolio managers first rank the stocks in the S&P 500 Index using a quantitative model that analyses each stock's exposure to both growth factors (including company revenues and cash flows, reported and estimated earnings and earnings estimates revisions) and value factors (including relative stock price and price-to-earnings ratios). The rankings give more weight to stocks with rising earnings expectations where the stock price reflects reasonable valuation relative to other stocks in the same industry sector.

             Using these rankings, the portfolio managers construct a sector-
            neutral portfolio of between 100 to 200 stocks designed to have above-average total return potential relative to the S&P 500 Index. The portfolio managers also use a computer optimization model to provide risk-controlled exposure to the S&P 500 Index, such that the portfolio ordinarily has no greater volatility than the index and provides diversification across the industry sectors represented in the index. The portfolio managers attempt to maintain this balance through frequent and modest restructuring of the portfolio. Generally, a stock is sold when it drops significantly in the portfolio managers' rankings or when a replacement is necessary to maintain the Fund's balance of risk relative to the S&P 500 Index.

             Notwithstanding these strategies, there is no assurance that the
            Fund's investment performance will equal or exceed that of the S&P 500 Index.

             The Fund may invest in stocks of foreign issuers if included in the S&P 500. The Fund may change the index upon which it bases its performance without shareholder approval, although it does not expect to make such a change under ordinary circumstances.

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

      .Market Risk            .Foreign Investment Risk    .Leveraging Risk

      .Issuer Risk            .Currency Risk              .Credit Risk

      .Value Securities Risk  .Focused Investment Risk    .Management Risk

      .Growth Securities Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (8/21/97), performance information shown in the Average Annual
            Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.

37 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                          -2.89%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            "98)          22.48%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            "98)         -13.13%

                                   [GRAPH]

                                 1992    6.60%
                                 1993    3.71%
                                 1994   -0.49%
                                 1995   34.42%
                                 1996   21.15%
                                 1997   30.85%
                                 1998   26.51%
                                 1999   17.49%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)


                                                             Fund Inception
                                  1 Year       5 Years       (2/11/91)(/3/)
         ----------------------------------------------------------------------------
         Institutional Class      17.49%       25.93%        17.41%
         ----------------------------------------------------------------------------
         Administrative Class     17.40%       25.64%        17.13%
         ----------------------------------------------------------------------------
         S&P 500 Index(/1/)       21.04%       28.56%        20.50%
         ----------------------------------------------------------------------------
         Lipper Large-Cap Core
          Funds Average(/2/)
                                  22.77%       25.49%        18.48%
         ----------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into accout sales charges.
            (3) The Fund began operations on 2/11/91. Index comparisons begin on 1/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.45%    None           0.26%         0.71%
         ---------------------------------------------------------------------
         Administrative  0.45     0.25%          0.26          0.96
         ---------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $73      $227           $395          $  883
         ---------------------------------------------------------------------
         Administrative   98       306            531           1,178
         ---------------------------------------------------------------------

                                                                   Prospectus 38

            PIMCO Tax-Efficient Equity Fund
                                                         Ticker Symbols:
                                                         N/A   (Inst. Class)
                                                         PTXAX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment ObjectiveFund Focus              Approximate
Investments   Seeks maximum       A portion of the        Capitalization Range
and           after-tax growth    common stocks           More than $5 billion
Strategies    of capital          represented in
                                  the S&P 500 Index

                                  Approximate Number      Dividend Frequency
                                  of Holdings
                                  More than 200           At least annually

            The Fund attempts to provide a total return which exceeds the return of the S&P 500 Index by investing in a broadly diversified portfolio of at least 200 common stocks. The Fund also attempts to achieve higher after-tax returns for its shareholders by using a variety of tax-efficient management strategies.

             The Fund seeks to achieve its investment objective by normally investing at least 95% of its assets in stocks represented in the S&P 500 Index. The Fund's portfolio is designed to have certain characteristics that are similar to those of the index, including such measures as dividend yield, P/E ratio, relative volatility, economic sector exposure, return on equity and market price-to-book value ratio. The Fund's return is intended to correlate highly with the return of the S&P 500 Index, but the portfolio managers attempt to produce a higher total return than the index by selecting a portion of the stocks represented in the index using the quantitative techniques described below. The portfolio managers also use these techniques to make sell decisions. Notwithstanding these strategies, there is no assurance that the Fund's investment performance will equal or exceed that of the S&P 500 Index.

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

             Quantitative Techniques. The portfolio managers use a proprietary quantitative model that ranks companies based on long-term (5-10 years) price appreciation potential. They analyze factors such as growth of sustainable earnings and dividend behavior. Stocks in the top 50% of the model's ranking are considered for purchase by the Fund. The Fund looks to sell stocks selected from the bottom 20% of the model's ranking based on cost, current market value and anticipated benefit of replacement. The portfolio managers' sell discipline also focuses on reducing realized capital gains as indicated below.

             Tax-Efficient Strategies. The portfolio managers utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions, including low portfolio turnover and favoring investments in low-dividend, growth-oriented companies. The portfolio managers also identify specific shares of stock to be sold that have the lowest tax cost. When prudent, stocks are also sold to realize capital losses in order to offset realized capital gains. In limited circumstances, the Fund may also distribute appreciated securities to shareholders to meet redemption requests so as to avoid realizing capital gains. Despite the use of these tax-efficient strategies, the Fund may realize gains and shareholders will incur tax liability from time to time.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk           .Growth Securities Risk  .Credit Risk
              .Issuer Risk           .Focused Investment Risk .Management Risk
              .Value Securities Risk .Leveraging Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Administrative Class shares. For periods prior to the inception of Institutional Class shares (7/2/99) and Administrative Class shares (9/30/98), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class D shares, which are offered in a different prospectus. The prior Class D performance has been adjusted to reflect that there are lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Past performance is no guarantee of future results.

39 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Administrative Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                          -2.42%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          14.98%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '99)          -7.32%

                                   [GRAPH]

                              1999       17.66%

                      Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)


                                                        Fund Inception
                                     1 Year             (7/10/98)(/3/)
         -----------------------------------------------------------------------------
         Administrative Class        17.66%             15.62%
         -----------------------------------------------------------------------------
         Institutional Class         18.09%             16.05%
         -----------------------------------------------------------------------------
         S&P 500 Index(/1/)          21.04%             20.42%
         -----------------------------------------------------------------------------
         Lipper Large-Cap Core Funds
          Average(/2/)
                                     22.77%             20.65%
         -----------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 7/10/98. Index comparisons begin on 6/30/98.


--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         --------------------------------------------------------------------

         Institutional   0.45%    None           0.26%         0.71%
         --------------------------------------------------------------------
         Administrative  0.45     0.25%          0.26          0.96
         --------------------------------------------------------------------

            (1) Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distribution, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Institutional          $73                $227               $395              $  883
            -----------------------------------------------------------------------------------
         Administrative          98                 306                531               1,178
            -----------------------------------------------------------------------------------

                                                                   Prospectus 40

            PIMCO Structured Emerging Markets Fund
                                                        Ticker Symbols:
                                                        PSTIX  (Inst. Class)
                                                        N/A  (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Common stocks of        Capitalization Range
and           Seeks long-term     emerging market         All capitalizations
Strategies    growth of capital   issuers


                                                          Dividend Frequency
                                  Approximate Number      At least annually
                                  of Holdings
                                  More than 300

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies located in, or whose principal business operations are based in, emerging markets. The Fund is normally exposed to roughly 20 emerging market countries and invests in more than 300 stocks. The Fund invests most of its assets in foreign securities which trade primarily in currencies other than the U.S. dollar and may also invest directly in foreign currencies.

             The International Finance Corporation Investable Composite Index
            is the primary source for identifying emerging market countries for the Fund. The portfolio managers may identify other emerging market countries on the basis of market capitalization and liquidity, as well their inclusion (or consideration for inclusion) as emerging market countries in other broad-based market indexes.

             The portfolio managers follow a disciplined and systematic investment process that emphasizes diversification and fairly consistent allocation among countries, industries and issuers. They select countries based on factors such as level of economic development (with emphasis on GNP per capita and local economic diversification) and the maturity of equity markets in the country (with emphasis on freedom of investment flows and development of legal, regulatory, banking and settlement systems). They assign equal weight to most countries represented in the portfolio unless the size of a country's equity market is prohibitive. Countries with smaller equity markets (i.e., less than $5 billion of market capitalization) are assigned one-half the weight of countries with larger equity markets. The portfolio managers divide all issuers in each eligible country into the following five broad economic sector groups: financial, industrial, consumer, utilities and natural resources. The Fund attempts to maintain exposure across all five sectors in each country. The portfolio managers purchase and sell individual stocks based on such factors as liquidity, industry representation, performance relative to industry and long-term profitability. A stock may also be sold when the portfolio managers believe its relative weighting in the portfolio has become excessive.

             Aside from certain cash management practices, the Fund intends to invest substantially all of its assets in common stocks and other equity and equity-linked securities (including preferred stocks and convertible securities) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may use derivatives.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Foreign               .Value Securities    .Focused
               Investment Risk        Risk                 Investment Risk
              .Emerging Markets      .Growth              .Leveraging Risk
               Risk                   Securities Risk     .Credit Risk
              .Currency Risk         .Smaller Company     .Management Risk
              .Market Risk            Risk
              .Issuer Risk           .Liquidity Risk
                                     .Derivatives Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

41 PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance Shown below is summary performance information for the Fund in a Information bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, but the returns do not reflect the impact of a 1.00% Fund Reimbursement
            Fee charged both at the time of purchase and at the time of redemption. If they did, the returns would be lower than those shown. The Fund's Administrative Class shares do not have a performance history. Performance information shown in the Average Annual Total Returns table for Administrative Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares.
            Unlike the bar chart, performance figures for Institutional Class and Administrative Class shares in the Average Annual Total
            Returns table reflect the impact of Fund Reimbursement Fees. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                         -18.50%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (2nd Qtr.
                                                            '99)          31.36%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '99)          -3.62%

                                    [GRAPH]

                                 1999   65.04%

                      Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                                      1 Year     (6/30/98)(/3/)
         ----------------------------------------------------------------------
         Institutional Class                          62.40%     31.47%
         ----------------------------------------------------------------------
         Administrative Class                         62.03%     31.19%
         ----------------------------------------------------------------------
         IFC Investable Composite Index(/1/)          66.79%     33.38%
         ----------------------------------------------------------------------
         Lipper Emerging Markets Fund Average(/2/)    70.21%     29.21%
         ----------------------------------------------------------------------

            (1) The IFC Investable Composite Index is an unmanaged index representing the movements of stock prices and total returns in emerging stock markets taking into consideration foreign investment restrictions and stock screening for minimum size and liquidity. It is not possible to invest directly in the index.
            (2) The Lipper Emerging Markets Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that have an investment objective of long-term capital appreciation through investing at least 65% of their total assets in "emerging markets" (as determined by a country's GNP per capita or other economic measures) securities. It does not take into account sales charges.
            (3) The Fund began operations on 6/30/98. Index comparisons begin on 6/30/98.
                                                                   Prospectus

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your         None
            investment)

            Fund Reimbursement Fee (as a percentage of offering or 1.00%* exchange price or amount redeemed)

            * Unless a waiver applies, you will be charged a "Fund
              Reimbursement Fee" when you purchase, sell (redeem) or exchange Institutional Class or Administrative Class shares of the Fund. The fee will be equal to 1.00% of the net asset value of the shares purchased, redeemed or exchanged. Fund Reimbursement Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees."

            Average Fund Operating Expenses (expenses that are deducted from Fund assets):

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         --------------------------------------------------------------------
         Institutional   0.45%    None           0.79%         1.24%
         --------------------------------------------------------------------
         Administrative  0.45     0.25%          0.79          1.49
         --------------------------------------------------------------------

            (1) Other Expenses reflects a 0.50% Administrative Fee paid by the class and 0.29% in other expenses attributable to Institutional Class shares during the most recent fiscal year, and estimated to be attributable to Administrative Class shares during the current fiscal year.

            Examples: The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

            Assuming you redeem your shares at the end of each period.

         Share Class          Year 1           Year 3           Year 5           Year 10
         -------------------------------------------------------------------------------
         Institutional        $328             $600             $  893           $1,728
         -------------------------------------------------------------------------------
         Administrative        353              676              1,023            2,001
         -------------------------------------------------------------------------------

            Assuming you do not redeem your shares.

         Share Class          Year 1           Year 3           Year 5           Year 10
         -------------------------------------------------------------------------------
         Institutional        $225             $489             $774             $1,585
         -------------------------------------------------------------------------------
         Administrative        250              566              905              1,862
         -------------------------------------------------------------------------------

            * The Examples assume the payment of a 1.00% Fund Reimbursement Fee both at the time of purchase and at the time of redemption even though such fees may be waived for certain investors. See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees."


43 PIMCO Funds: Multi-Manager Series

            PIMCO Tax-Efficient Structured Emerging Markets Fund
                                            Ticker Symbols: PEFIX (Inst. Class)
                                                            N/A   (Admin. Class)

--------------------------------------------------------------------------------
Principal     Investment
Investments   Objective           Fund Focus              Approximate
and           Seeks long-term     Common stocks of        Capitalization Range
Strategies    growth of           emerging market         All capitalizations
              capital; the Fund   issuers
              also seeks to
              achieve superior
              after-tax returns
              for its
              shareholders by
              using a variety
              of tax-efficient
              management
              strategies


                                                          Dividend Frequency
                                  Approximate Number of Holdings
                                                          At least annually
                                  More than 300

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies located in, or whose principal business operations are based in, emerging markets. The Fund is normally exposed to roughly 20 emerging market countries and invests in more than 300 stocks. The Fund invests most of its assets in foreign securities which trade primarily in currencies other than the U.S. dollar and may also invest directly in foreign currencies.

             The International Finance Corporation Investable Composite Index
            is the primary source for identifying emerging market countries for the Fund. The portfolio managers may identify other emerging market countries on the basis of market capitalization and liquidity, as well their inclusion (or consideration for inclusion) as emerging market countries in other broad-based market indexes.

             The portfolio managers follow a disciplined and systematic investment process that emphasizes diversification and fairly consistent allocation among countries, industries and issuers. They select countries based on factors such as level of economic development (with emphasis on GNP per capita and local economic diversification) and the maturity of equity markets in the country (with emphasis on freedom of investment flows and development of legal, regulatory, banking and settlement systems). They assign equal weight to most countries represented in the portfolio unless the size of a country's equity market is prohibitive. Countries with smaller equity markets (i.e., less than $5 billion of market capitalization) are assigned one-half the weight of countries with larger equity markets. The portfolio managers divide all issuers in each eligible country into the following five broad economic sector groups: financial, industrial, consumer, utilities and natural resources. The Fund attempts to maintain exposure across all five sectors in each country. The portfolio managers purchase and sell individual stocks based on such factors as liquidity, industry representation, performance relative to industry and long-term profitability. A stock may also be sold when the portfolio managers believe its relative weighting in the portfolio has become excessive.

             Aside from certain cash management practices, the Fund intends to invest substantially all of its assets in common stocks and other equity and equity-linked securities (including preferred stocks and convertible securities) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may use derivatives.

             Tax-Efficient Strategies. The portfolio managers utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions, including low portfolio turnover and favoring investments in low-dividend, growth-oriented companies. The portfolio managers also identify specific shares of stock to be sold that have the lowest tax cost. When prudent, stocks are also sold to realize capital losses in order to offset realized capital gains. In limited circumstances, the Fund may also distribute appreciated securities to shareholders to meet redemption requests so as to avoid realizing capital gains. Despite the use of these tax-efficient strategies, the Fund may realize gains and shareholders will incur tax liability from time to time.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Foreign Investment    .Value Securities Risk  .Focused Investment
               Risk                  .Growth Securities Risk  Risk
              .Emerging Markets Risk .Smaller Company Risk   .Leveraging Risk
              .Currency Risk         .Liquidity Risk         .Credit Risk
              .Market Risk           .Derivatives Risk       .Management Risk
              .Issuer Risk




            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

                                                                   Prospectus 44

--------------------------------------------------------------------------------
Performance Shown below is summary performance information for the Fund in a Information bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, but the returns do not reflect the impact of a 1.00% Fund Reimbursement
            Fee charged both at the time of purchase and at the time of redemption. If they did, the returns would be lower than those shown. The Fund's Administrative Class shares do not have a performance history. Performance information shown in the Average Annual Total Returns table for Administrative Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares.
            Unlike the bar chart, performance figures for Institutional Class and Administrative Class shares in the Average Annual Total
            Returns table reflect the impact of Fund Reimbursement Fees. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                         -21.55%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (2nd Qtr.
                                                            '99)          32.77%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '99)          -1.06%

                                   [GRAPH]

                                '99    72.61%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                                      1 Year     (6/30/98)(/3/)
         ----------------------------------------------------------------------
         Institutional Class                          69.68%     37.10%
         ----------------------------------------------------------------------
         Administrative Class                         69.29%     36.82%
         ----------------------------------------------------------------------
         IFC Investable Composite Index(/1/)          66.79%     33.38%
         ----------------------------------------------------------------------
         Lipper Emerging Markets Fund Average(/2/)    70.21%     29.21%
         ----------------------------------------------------------------------

            (1) The IFC Investable Composite Index is an unmanaged index representing the movements of stock prices and total returns in emerging stock markets taking into consideration foreign investment restrictions and stock screening for minimum size and liquidity. It is not possible to invest directly in the index.
            (2) The Lipper Emerging Markets Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that have an investment objective of long-term capital appreciation through investing at least 65% of their total assets in "emerging markets" (as determined by a country's GNP per capita or other economic measures) securities. It does not take into account sales charges.
            (3) The Fund began operations on 6/30/98. Index comparisons begin on 6/30/98.
  PIMCO Funds: Multi-Manager Series
45

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your         None
            investment)

            Fund Reimbursement Fee (as a percentage of offering or 1.00%* exchange price or amount redeemed)

            * Unless a waiver applies, you will be charged a "Fund
              Reimbursement Fee" when you purchase, sell (redeem) or exchange Institutional Class or Administrative Class shares of the Fund. The fee will be equal to 1.00% of the net asset value of the shares purchased, redeemed or exchanged. Fund Reimbursement Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees."

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         --------------------------------------------------------------------
         Institutional   0.45%    None           0.55%         1.00%
         --------------------------------------------------------------------
         Administrative  0.45%    0.25%          0.55          1.25
         --------------------------------------------------------------------

            (1) Other Expenses reflects a 0.50% Administrative Fee paid by the class and 0.05% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

            Assuming you redeem your shares at the end of each period.

         Share Class           Year 1             Year 3             Year 5             Year 10
         --------------------------------------------------------------------------------------
         Institutional         $304               $527               $767               $1,459
         --------------------------------------------------------------------------------------
         Administrative         329                603                898                1,739
         --------------------------------------------------------------------------------------

            Assuming you do not redeem you shares.


         Share Class           Year 1             Year 3             Year 5             Year 10
         --------------------------------------------------------------------------------------
         Institutional         $201               $415               $647               $1,312
         --------------------------------------------------------------------------------------
         Administrative         226                493                779                1,596
         --------------------------------------------------------------------------------------

             * The Examples assume the payment of a 1.00% Fund Reimbursement Fee both at the time of purchase and at the time of redemption even though such fees may be waived for certain investors. See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees."
                                                                   Prospectus

            PIMCO International Fund
                                                         Ticker Symbols:
                                                         N/A (Inst. Class)
                                                         N/A (Admin. Class)

--------------------------------------------------------------------------------
Principal     Investment             Fund Focus           Approximate
Investments   Objective              Common stocks of     Capitalization Range
and           Seeks capital          foreign              More than $500
Strategies    appreciation           (non-U.S.)           million
              through                issuers
              investment in an                            Dividend Frequency
              international          Approximate Number   At least annually
              portfolio; income      of Holdings
              is an incidental       200-250
              consideration


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in an international portfolio of common stocks, which may or may not pay dividends. The Fund normally invests in securities traded principally in developed foreign securities markets, but may also invest up to 30% of its assets in developing or "emerging" markets. The Fund has no prescribed limits on geographic asset distribution and may invest in any foreign securities market in the world. The Fund may also invest in securities of foreign issuers traded on U.S. securities markets, but will normally not invest in U.S. issuers. The Fund invests most of its assets in foreign securities which trade in currencies other than the U.S. dollar and may invest directly in foreign currencies.


              The portfolio manager uses a "top down" investment approach. He first determines regional and country weightings for the Fund by considering such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other financial, social, national and political factors. The Sub-Adviser's country specialists then select individual stocks to fill out the desired country weightings. In selecting stocks, the specialists analyze a broad range of company fundamentals, such as price-to-earnings, price-to-book value and price-to-cash flow ratios (value factors), earnings, dividend and profit growth (growth factors) and balance sheet strength and return on assets (quality factors). The portfolio manager sells stocks in order to adjust or rebalance the Fund's regional and country weightings or to replace companies with weakening fundamentals.

              The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts) primarily for risk management or hedging purposes. The Fund may also invest in equity securities other than common stocks (such as preferred stocks and convertible securities) and may invest up to 10% of its assets in other investment companies. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in foreign and domestic fixed income securities and in equity securities of U.S. issuers. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Foreign Investment    .Value Securities      .Focused Investment
               Risk                   Risk                   Risk
              .Emerging Markets Risk .Growth Securities     .Leveraging Risk
              .Currency Risk          Risk                  .Credit Risk
              .Market Risk           .Smaller Companies     .Management Risk
              .Issuer Risk            Risk
                                     .Liquidity Risk
                                     .Derivatives Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Institutional Class and Administrative Class shares (9/30/98), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower distribution and/or service (12b-1 fees) (if any) and administrative fees. The Fund had different sub-advisers during the periods prior to November 15, 1994 and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
47

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00 - 9/30/00
                                                                         -18.06%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            "99)          21.81%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            "98)         -21.91%

                                   [GRAPH]

                             1990         -14.51%
                             1991          21.28%
                             1992          -4.75%
                             1993          34.98%
                             1994          -7.11%
                             1995           7.01%
                             1996           6.98%
                             1997           3.03%
                             1998           9.68%
                             1999          28.32%

                    Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                            Fund Inception
                                    1 Year 5 Years 10 Years (8/25/86)(/3/)
         -----------------------------------------------------------------
         Institutional Class        28.32% 10.67%   7.47%    9.07%
         -----------------------------------------------------------------
         Administrative Class       27.96% 10.32%   7.17%    8.78%
         -----------------------------------------------------------------
         MSCI EAFE Index(/1/)       27.31% 13.15%   7.34%   10.35%
         -----------------------------------------------------------------
         Lipper International Fund
          Average(/2/)              40.76% 15.13%  10.28%   11.59%
         -----------------------------------------------------------------

            (1) The Morgan Stanley Capital International EAFE (Europe,
                Australasia, Far East) ("MSCI EAFE") Index is a widely recognized, unmanaged index of issuers in countries of Europe, Australia and Asia. It is not possible to invest directly in the index.
            (2) The Lipper International Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest their assets in securities whose primary trading markets are outside of the United States. It does not take into account sales charges.
            (3) The Fund began operations on 8/25/86. Index comparisons begin on 8/31/86.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
         ---------------------------------------------------------------------
         Institutional   0.55%    None           0.58%         1.13%
         ---------------------------------------------------------------------
         Administrative  0.55     0.25%          0.58          1.38
         ---------------------------------------------------------------------
            (1) Other Expenses reflects a 0.50% Administrative Fee paid by the class and 0.08% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
         ---------------------------------------------------------------------
         Institutional   $115     $359           $622          $1,375
         ---------------------------------------------------------------------
         Administrative   140      437            755           1,657
         ---------------------------------------------------------------------

                                                                   Prospectus 48

            Summary of Principal Risks

            The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective.

Market      The market price of securities owned by a Fund may go up or down,
Risk        sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may also decline for a number of reasons
Risk        which directly relate to the issuer, such as management
            performance, financial leverage and reduced demand for the issuer's goods or services.

Value       Each Fund may invest in companies that may not be expected to
Securities  experience significant earnings growth, but whose securities its
Risk        portfolio manager believes are selling at a price lower than their true value. The Equity Income, Value, Renaissance, Growth &
            Income, Allianz Select International, Mega-Cap, Capital
            Appreciation, Mid-Cap, Micro-Cap, Small-Cap Value, Enhanced
            Equity, Tax-Efficient Equity, Structured Emerging Markets, Tax-
            Efficient Structured Emerging Markets and International Funds may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth      Each Fund may invest in equity securities of companies that its
Securities  portfolio manager believes will experience relatively rapid
Risk        earnings growth. The Growth & Income, Growth, Select Growth,
            Target, Opportunity, Innovation, Global Innovation, Allianz Select
            International, Mega-Cap, Capital Appreciation, Mid-Cap, Micro-Cap,
            Enhanced Equity, Tax-Efficient Equity, Structured Emerging
            Markets, Tax-Efficient Structured Emerging Markets and
            International Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller
Company
Risk
            The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less
49 PIMCO Funds: Multi-Manager Series
            frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The Micro-Cap Fund, in particular, and the Innovation, Global Innovation, Opportunity and Small-Cap Value Funds generally have substantial exposure to this risk. The Growth & Income, Target, Allianz Select International and Mid-Cap Funds also have significant exposure to this risk because they invest substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies.

IPO Risk The Funds, particularly the Global Innovation Fund, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Liquidity   All of the Funds are subject to liquidity risk. Liquidity risk
Risk        exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives All Funds except the Mega-Cap, Capital Appreciation, Mid-Cap,
Risk Micro-Cap and Small-Cap Value Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector      In addition to other risks, Funds that invest a substantial
Specific    portion of their assets in related industries (or "sectors") may
Risks       have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.


                                                                   Prospectus 50

            Technology Related Risk. Because the Global Innovation and Innovation Funds concentrate their investments in companies which utilize innovative technologies, they are subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, signficant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest their assets in technology or technology-related companies.

Foreign     A Fund that invests in foreign securities, and particularly the
(non-       Global Innovation, Allianz Select International, Structured
U.S.)       Emerging Markets, Tax-Efficient Structured Emerging Markets and
Investment  International Funds, may experience more rapid and extreme changes
Risk        in value than Funds that invest exclusively in securities of U.S.
            issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund, such as the Global
            Innovation, Allianz Select International, Structured Emerging
            Markets, Tax-Efficient Structured Emerging Markets or
            International Fund, invests a significant portion of its assets in a narrowly defined geographic area such as Europe, Asia or South
            America, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.

            Foreign investment risk may be particularly high to the extent
Emerging    that a Fund invests in emerging market securities of issuers based
Markets     in countries with developing economies. These securities may
Risk        present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Structured Emerging
            Markets and Tax-Efficient Structured Emerging Markets Funds normally invest most of their assets in emerging market securities and are particularly sensitive to these risks. The Global
            Innovation, Allianz Select International and International Funds may also invest a significant portion of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under "Foreign (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.

Currency    Funds that invest directly in foreign currencies or in securities
Risk        that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Global Innovation, Allianz Select
            International, Structured Emerging Markets, Tax-Efficient
            Structured Emerging Markets and International Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.


Focused     Focusing Fund investments in a small number of issuers, industries
Investment  or foreign currencies or regions increases risk. Funds, such as
Risk        the Select Growth Fund, that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those

51 PIMCO Funds: Multi-Manager Series
            issuers also may present substantial credit or other risks. The Global Innovation, Allianz Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in those areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, the Innovation and Global Innovation Funds are vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because these funds normally "concentrate" their investments in those companies. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

            Leverage, including borrowing, will cause the value of a Fund's Leveraging shares to be more volatile than if the Fund did not use leverage.
Risk This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds, and in particular the Global Innovation, Enhanced Equity, Tax-Efficient Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds, may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Interest    To the extent that Funds purchase fixed income securities for
Rate Risk   investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. The Growth & Income Fund is particularly sensitive to this risk because it may invest in interest rate sensitive securities such as corporate bonds.

            As interest rates rise, the value of fixed income securities in a Fund's portfolio are likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Generally, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Credit      All of the Funds are subject to credit risk. This is the risk that
Risk        the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High        Funds that invest in high yield securities and unrated securities
Yield       of similar quality (commonly known as "junk bonds") may be subject
Risk        to greater levels of interest rate, credit and liquidity risk than
            Funds that do not invest in such securities. The Growth & Income
            Fund is particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them.

Management  Each Fund is subject to management risk because it is an actively
Risk managed investment portfolio. PIMCO Advisors, the Sub-Advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

                                                                   Prospectus 52

            Management of the Funds

Investment
Adviser
and
Administrator
            PIMCO Advisors serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

             PIMCO Advisors is located at 800 Newport Center Drive, Newport
            Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2000, PIMCO Advisors and its subsidiary partnerships had approximately $272 billion in assets under management.

             PIMCO Advisors has retained investment management firms ("Sub-
            Advisers") to manage each Fund's investments, except that the PIMCO Equity Advisors division of PIMCO Advisors manages the investments of the Equity Income, Value, Renaissance, Growth & Income, Growth, Select Growth, Target, Opportunity, Innovation and Global Innovation Funds. (PIMCO Equity Advisors is also referred to as a "Sub-Adviser" in this capacity.) See "Sub-Advisers" below.

             PIMCO Advisors has retained its affiliate, Pacific Investment
            Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory    Each Fund pays PIMCO Advisors fees in return for providing or
Fees        arranging for the provision of investment advisory services. In the case of Funds for which PIMCO Advisors has retained a separate
            Sub-Adviser, PIMCO Advisors (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

             For the fiscal year ended June 30, 2000, the Funds paid monthly advisory fees to PIMCO Advisors at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

         Fund                                                  Advisory Fees
            ----------------------------------------------------------------
         Equity Income, Value, Capital Appreciation, Mid-Cap,
          Enhanced Equity, Tax-Efficient Equity, Structured
          Emerging Markets and
          Tax-Efficient Structured Emerging Markets Funds          0.45%
         Growth Fund                                               0.50%
         Target and International Funds                            0.55%
         Renaissance, Select Growth and Small-Cap Value Funds      0.60%*
         Growth & Income Fund                                      0.63%*
         Opportunity and Innovation Funds                          0.65%
         Allianz Select International Fund                         0.75%*
         Micro-Cap Fund                                            1.25%
            -------
            * On April 1, 2000, the advisory fee rate for the Select Growth
              Fund increased from 0.57% to 0.60% per annum. On May 8, 2000, the advisory fee rate for the Allianz Select International Fund decreased from 0.85% to 0.75% per annum. On August 1, 2000, the advisory fee rate for the Growth & Income Fund decreased from 0.63% to 0.60% per annum.

             The Global Innovation and Mega-Cap Funds were not operational during the entire fiscal year ended June 30, 2000. The annual investment advisory fee rates payable by those Funds are 1.00% and 0.45%, respectively (each stated as a percentage of the average daily net assets of each Fund taken separately).

53 PIMCO Funds: Multi-Manager Series

Administrative
Fees
            Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Institutional and Administrative Class shareholders of each Fund pay an administrative fee to PIMCO Advisors, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO Advisors, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional and Administrative Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.

             Institutional and Administrative Class shareholders of the Funds pay PIMCO Advisors monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Institutional and Administrative Class shares):

         Fund                                               Administrative Fees
            -------------------------------------------------------------------
         Allianz Select International, Structured Emerging
          Markets, Tax-Efficient Structured Emerging
          Markets and International Funds                          0.50%
         Global Innovation Fund                                    0.40%
         All Other Funds                                           0.25%

Sub-        Each Sub-Adviser has full investment discretion and makes all
Advisers    determinations with respect to the investment of a Fund's assets.
            The following provides summary information about each Sub-Adviser, including the Fund(s) it manages and its investment specialty.

         Sub-Adviser*              Funds                      Investment Specialty
            ----------------------------------------------------------------------------
         PIMCO Equity Advisors     Equity Income, Value,      Disciplined approach to
         division of PIMCO         Renaissance, Growth &      identifying quality growth
         Advisors ("PIMCO Equity   Income, Growth, Select     and/or undervalued
         Advisors")                Growth, Target,            companies
         1345 Avenue of the        Opportunity, Innovation
         Americas, 50th Floor      and Global Innovation
         New York, NY 10105

         PIMCO/Allianz             Allianz Select             International stocks using
         International Advisors    International              a research-driven "bottom-
         LLC ("PAIA")                                         up" approach.
         1345 Avenue of the
         Americas, 50th Floor
         New York, NY 10105

         Cadence Capital           Mega-Cap, Capital          A blend of growth
         Management ("Cadence")    Appreciation, Mid-Cap and  companies whose stock is
         Exchange Place, 53 State  Micro-Cap                  reasonably valued by the
         Street                                               market
         Boston, MA 02109

         NFJ Investment Group      Small-Cap Value            Value stocks that the Sub-
         ("NFJ")                                              Adviser believes are
         2121 San Jacinto, Suite                              undervalued and/or offer
         1840                                                 above-average dividend
         Dallas, TX 75201                                     yields

         Parametric Portfolio      Enhanced Equity, Tax-      Stocks, using
         Associates                Efficient Equity,          quantitatively-driven
         ("Parametric")            Structured Emerging        fundamental analysis and
         7310 Columbia Center,     Markets and Tax-Efficient  economic methods, with a
         701 Fifth Avenue          Structured Emerging        specialty in tax-efficient
         Seattle, WA 98104         Markets                    products

         Blairlogie Capital        International              International stocks using
         Management                                           Scottish standards of
         ("Blairlogie")                                       prudent investment
         4th Floor, 125 Princes                               management with modern
         Street                                               quantitative analytical
         Edinburgh EH2 4AD,                                   tools
         Scotland

            -------
            * PIMCO Equity Advisors is a division of PIMCO Advisors. PAIA is a wholly-owned subsidiary of PIMCO Advisors. With the exception of Blairlogie, each of the other Sub-Advisers is an affiliated sub-partnership of PIMCO Advisors.

             The following provides additional information about each Sub-
            Adviser and the individual Portfolio Manager(s) who have or share primary responsibility for managing the Funds' investments.

PIMCO
Equity
Advisors
            A division of PIMCO Advisors, PIMCO Equity Advisors provides equity-related advisory services to mutual funds and institutional accounts. Accounts managed by PIMCO Equity Advisors had combined assets as of September 30, 2000 of approximately $14.5 billion. See "Investment Adviser and Administrator" above for additional information about PIMCO Advisors.

                                                                   Prospectus 54

              The following individuals at PIMCO Equity Advisors have or share primary responsibility for the noted Funds. A different sub-advisory firm served as Sub-Adviser for each of the Growth, Target, Opportunity and Innovation Funds prior to March 6, 1999, for the Renaissance Fund prior to May 7, 1999, for the Select Growth and Growth & Income Funds prior to July 1, 1999, and for the Equity Income and Value Funds prior to May 8, 2000.

                          Portfolio
         Fund             Manager(s)          Since          Recent Professional Experience
            -------------------------------------------------------------------------------------
         Equity Income    Kenneth W. Corba     5/00          Managing Director and Chief
                                                             Investment Officer of PIMCO Equity
                                                             Advisors and a Member of the
                                                             Management Board of PIMCO Advisors.
                                                             Prior to joining PIMCO Advisors, he
                                                             was with Eagle Asset Management from
                                                             1995 to 1998, serving in various
                                                             capacities including as Chief
                                                             Investment Officer and Portfolio
                                                             Manager. He was with Stein Roe and
                                                             Farnham Inc. from 1984 to 1995,
                                                             serving in various capacities
                                                             including as Director of the Capital
                                                             Management Group, Senior Vice
                                                             President and Portfolio Manager.

         Value            John K. Schneider    5/00          Senior Portfolio Manager of PIMCO
                                                             Equity Advisors. Prior to joining
                                                             PIMCO Advisors, he was a partner and
                                                             Portfolio Manager of Schneider
                                                             Capital Management from 1996 to
                                                             1999, where he managed equity
                                                             accounts for various institutional
                                                             clients. Prior to that he was a
                                                             member of the Equity Policy
                                                             Committee and Director of Research
                                                             at Newbold's Asset Management from
                                                             1991 to 1996.

         Renaissance      Mr. Schneider        5/99          See above.



         Growth & Income  Mr. Corba            7/99          See above.

                          Peter C. Thoms       8/00          Investment Analyst at Federated
                                                             Investors from July 1998 to May
                                                             1999. Previously, he received his
                                                             M.B.A. at the University of
                                                             Virginia's Darden School of
                                                             Business.
         Growth           Mr. Corba            5/99          See above.

         Select Growth    Messrs. Corba and    7/99          See above.
                          Schneider

         Target           Mr. Corba            3/99          See above.

                          Jeff Parker          3/99          Assistant Portfolio Manager and
                                                             Research Analyst for PIMCO Equity
                                                             Advisors. Prior to joining PIMCO
                                                             Equity Advisors, he managed equity
                                                             accounts as an Assistant Portfolio
                                                             Manager at Eagle Asset Management
                                                             from 1996 to 1998. He was a Senior
                                                             Consultant with Andersen Consulting,
                                                             specializing in healthcare and
                                                             technology, from 1991 to 1994.

         Opportunity      Michael F. Gaffney   3/99          Managing Director of PIMCO Equity
                                                             Advisors, where he manages the
                                                             Opportunity Fund and other small-cap
                                                             products. Prior to joining PIMCO
                                                             Advisors, he was with Alliance
                                                             Capital Management L.P. from 1993 to
                                                             1999, serving in various capacities
                                                             including as Senior Vice President
                                                             and Portfolio Manager.

         Innovation       Dennis P. McKechnie 10/98          Portfolio Manager of PIMCO Equity
                                                             Advisors. Prior to joining PIMCO
                                                             Advisors, he was with Columbus
                                                             Circle Investors from 1991 to 1999,
                                                             where he managed equity accounts and
                                                             served in various capacities
                                                             including as Portfolio Manager for
                                                             the Innovation Fund.

         Global           Mr. McKechnie       12/99+         See above.
         Innovation
                          Jiyoung Kim         4/00           Senior Research Analyst for PIMCO
                                                             Innovation Fund, where she covers
                                                             biotechnology, telecommunications
                                                             equipment, semiconductors and
                                                             networking. Prior to joining PIMCO
                                                             Equity Advisors in 1999, she was a
                                                             Senior Research Analyst at Fred
                                                             Alger Management from 1994 to 1999.
                                                             Prior to that, she was a Senior
                                                             Research Technician at Repligen, a
                                                             biopharmaceutical company.

            -------
            + Since inception of the Fund. Prior to PIMCO Advisors and PIMCO
              Equity Advisors assuming their positions as Adviser and Sub-Adviser, respectively, of the Global Innovation Fund, Mr. McKechnie managed the Fund's portfolio in his capacity as an officer of the Trust.

55PIMCO Funds: Multi-Manager Series

PAIA A wholly-owned subsidiary of PIMCO Advisors, PAIA provides international advisory services to mutual funds. PAIA commenced operations during the fourth quarter of 2000. Different firms served as sub-adviser to the Allianz Select International Fund prior to November 1, 2000.

              The following individuals at PAIA share primary responsibility for the Allianz Select International Fund.

         Fund           Portfolio Manager(s)             Since Recent Professional Experience
         ---------------------------------------------------------------------------------
         Allianz        Udo Frank (lead manager)         11/00 Managing Director and Chief
         Select                                                Investment Officer of Allianz
         International                                         Asset Advisory and Management
                                                               GmbH ("Allianz AAM"),
                                                               responsible for the entire
                                                               investment area (since 1997),
                                                               and Chief Executive Officer
                                                               and Chief Investment Officer
                                                               of Allianz PIMCO Asset
                                                               Management. Previously, Mr.
                                                               Frank served as the Chief
                                                               Investment Officer of Allianz
                                                               KAG (since 1994).

                        Wolfram Gerdes (co-manager)      11/00 Managing director of Equity
                                                               Portfolio Management at
                                                               Allianz AAM since 1998. Prior
                                                               to joining Allianz AAM, he
                                                               held various positions,
                                                               including head of Portfolio
                                                               Management, with Allianz
                                                               Lebensversicherungs AG from
                                                               1992 to 1998.

                        Gerd Wolfgang Hintz (co-manager) 11/00 Managing Director of the
                                                               Equity Research Department at
                                                               Allianz AAM since 1998. In
                                                               addition, he has been
                                                               responsible for Allianz AAM's
                                                               trading department since
                                                               January 2000. Previously, he
                                                               was the head of Research and
                                                               Investor Relations of Allianz
                                                               AG.

Cadence An affiliated sub-partnership of PIMCO Advisors, Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 2000 of approximately $6.8 billion.

              The following individuals at Cadence share primary
            responsibility for each of the noted Funds.

                               Portfolio
         Fund                  Manager(s)          Since          Recent Professional Experience
         ------------------------------------------------------------------------------------------
         Mega-Cap              David B. Breed       9/99*         Managing Director, Chief Executive
                                                                  Officer, Chief Investment Officer
                                                                  and founding partner of Cadence.
                                                                  Member of the Management Board of
                                                                  PIMCO Advisors. He is a research
                                                                  generalist and has lead the team of
                                                                  portfolio managers and analysts
                                                                  since 1988. Mr. Breed has managed
                                                                  separate equity accounts for many
                                                                  institutional clients and has led
                                                                  the team that manages the PIMCO
                                                                  Funds sub-advised by Cadence since
                                                                  those Funds' inception dates.

                               William B. Bannick   9/99*         Managing Director and Executive Vice
                                                                  President at Cadence. Mr. Bannick is
                                                                  a research generalist and Senior
                                                                  Portfolio Manager for the Cadence
                                                                  team. He has managed separately
                                                                  managed equity accounts for various
                                                                  Cadence institutional clients and
                                                                  has been a member of the team that
                                                                  manages the PIMCO Funds sub-advised
                                                                  by Cadence since joining Cadence in
                                                                  1992.
                               Katherine A. Burdon  9/99*         Managing Director and Senior
                                                                  Portfolio Manager at Cadence. Ms.
                                                                  Burdon is a research generalist and
                                                                  has managed separately managed
                                                                  equity accounts for various Cadence
                                                                  institutional clients and has been a
                                                                  member of the team that manages the
                                                                  PIMCO Funds sub-advised by Cadence
                                                                  since joining Cadence in 1993.
                               Peter B. McManus     9/99*         Director, Account Management at
                                                                  Cadence. He has been a member of the
                                                                  investment team at Cadence and
                                                                  handles client relationships of
                                                                  separately managed accounts, and has
                                                                  been a member of the team that
                                                                  manages the PIMCO Funds sub-advised
                                                                  by Cadence since joining Cadence in
                                                                  1994. Previously, he served as a
                                                                  Vice President of Bank of Boston
                                                                  from 1991 to 1994.
         Capital Appreciation  Mr. Breed            3/91*         See above.
                               Mr. Bannick         10/92          See above.
                               Ms. Burdon           1/93          See above.
                               Mr. McManus         10/94          See above.

         Mid-Cap               Mr. Breed            8/91*         See above.
                               Messrs. Bannick and Same as        See above.
                               McManus and         Capital
                               Ms. Burdon          Appreciation
                                                   Fund

         Micro-Cap             Messrs. Breed and    6/93*         See above.
                               Bannick and Ms.
                               Burdon

                               Mr. McManus         10/94          See above.

            -------
            *Since inception of the Fund.

                                                                   Prospectus 56

NFJ An affiliated sub-partnership of PIMCO Advisors, NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 2000 of approximately $1.8 billion.

              The following individuals at NFJ share primary responsibility for the noted Fund.

                          Portfolio
         Fund             Manager(s)          Since          Recent Professional Experience
            -------------------------------------------------------------------------------------
         Small-Cap Value  Chris Najork        10/91*         Managing Director and founding
                                                             partner of NFJ. He has 30 years'
                                                             experience encompassing equity
                                                             research and portfolio management.
                                                             Prior to the formation of NFJ in
                                                             1989, he was a senior vice
                                                             president, senior portfolio manager
                                                             and analyst at NationsBank, which he
                                                             joined in 1974.

                          Benno J. Fischer    10/91*         Managing Director and founding
                                                             partner of NFJ. He has 32 years'
                                                             experience in portfolio management,
                                                             investment analysis and research.
                                                             Prior to the formation of NFJ in
                                                             1989, he was chief investment
                                                             officer (institutional and fixed
                                                             income), senior vice president and
                                                             senior portfolio manager at
                                                             NationsBank, which he joined in
                                                             1971. Prior to joining NationsBank,
                                                             Mr. Fischer was a securities analyst
                                                             at Chase Manhattan Bank and Clark,
                                                             Dodge.

                          Paul A. Magnuson     7/95          Principal at NFJ. He is a Portfolio
                                                             Manager and Senior Research Analyst
                                                             with 14 years' experience in equity
                                                             analysis and portfolio management.
                                                             Prior to joining NFJ in 1992, he was
                                                             an assistant vice president at
                                                             NationsBank, which he joined in
                                                             1985. Within the Trust Investment
                                                             Qualitative Services Division of
                                                             NationsBank, he was responsible for
                                                             equity analytics and structured
                                                             fund management.

            -------
            *Since inception of the Fund.

Parametric  An affiliated sub-partnership of PIMCO Advisors, Parametric provides advisory services to mutual funds and institutional accounts. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of September 30, 2000 of approximately $4.4 billion.

              The following individuals share primary responsibility for each of the noted Funds.

                                   Portfolio
         Fund                      Manager(s)          Since          Recent Professional Experience
            ----------------------------------------------------------------------------------------------
         Enhanced Equity           David Stein          7/96*         Managing Director of Parametric. He
                                                                      has been with Parametric since 1996
                                                                      where he leads the investment,
                                                                      research and product development
                                                                      activities. Previously, he served in
                                                                      Investment Research at GTE
                                                                      Corporation from 1995 to 1996, in
                                                                      Equity Research at Vanguard Group
                                                                      from 1994 to 1995 and in Investment
                                                                      Research at IBM Corporation from
                                                                      1977 to 1994.

                                   Tom Seto            10/98*         Vice President and Portfolio Manager
                                                                      of Parametric. Since joining
                                                                      Parametric in 1998, he has been
                                                                      responsible for management of
                                                                      Parametric's active U.S. equity
                                                                      strategies and has managed
                                                                      structured equity portfolios.
                                                                      Previously, he was with Barclays
                                                                      Global Investors from 1991 to 1998,
                                                                      serving in various capacities
                                                                      including as head of U.S. Equity
                                                                      Index Investments and Portfolio
                                                                      Manager.



         Tax-Efficient Equity      Messrs. Stein and    9/98*         See above.
                                   Seto

         Structured Emerging       Messrs. Stein and    6/98*         See above.
         Markets                   Seto

                                   Cliff Quisenberry    6/98*         Vice President and Global Portfolio
                                                                      Manager of Parametric. He joined
                                                                      Parametric in 1998 where he heads
                                                                      international investments in both
                                                                      developed and emerging markets.
                                                                      Previously, he served as Vice
                                                                      President and Portfolio Manager at
                                                                      Cutler & Co. from 1990 to 1994 and
                                                                      as a Securities Analyst and
                                                                      Portfolio Manager at Fred Alger
                                                                      Management from 1987 to 1998.

         Tax-Efficient Structured  Messrs. Stein, Seto  6/98*         See above.
         Emerging Markets          and Quisenberry

            -------
            *Since inception of the Fund.

57PIMCO Funds: Multi-Manager Series

Blairlogie  Blairlogie provides advisory services to mutual funds and institutional accounts. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of September 30, 2000 of approximately $1.0 billion.

             Blairlogie is an indirect majority-owned subsidiary of the
            Alleghany Corporation, and is not an affiliate of PIMCO Advisors. Blairlogie was formerly an affiliated sub-partnership of PIMCO Advisors. On April 30, 1999, PIMCO Advisors sold all of its ownership interest in Blairlogie to subsidiaries of the Alleghany Corporation. PIMCO Advisors retained Blairlogie as the Sub-Adviser of the International Fund both prior and subsequent to this transaction.

            The following individual at Blairlogie has primary responsibility for the International Fund.

         Fund           Portfolio Manager Since Recent Professional Experience
         --------------------------------------------------------------------------
         International  James Smith       11/94 Chief Investment Officer of Blairlogie
                                                since 1992, responsible for setting
                                                investment policy, asset allocation,
                                                managing the investment team and stock
                                                selection in Latin America.

Adviser/Sub-Adviser
Relationship
            Shareholders of each Fund (except the Innovation, Mid-Cap and Micro-Cap Funds) have approved a proposal permitting PIMCO Advisors to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order prohibits PIMCO Advisors from entering into sub-advisory agreements with affiliates of PIMCO Advisors without shareholder approval, unless those affiliates are substantially wholly-owned by PIMCO Advisors. PIMCO Advisors has the ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

                                                                   Prospectus 58

            Investment Options --
            Institutional Class and Administrative Class Shares

            The Trust offers investors Institutional Class and Administrative Class shares of the Funds in this Prospectus.

             The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a 1.00% Fund Reimbursement Fee may apply to transactions involving shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds. See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees" below.

             Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

              . Service and Distribution (12b-1) Fees--Administrative Class
            Shares. The Trust has adopted an Administrative Services Plan for the Administrative Class shares of each Fund. It has also adopted a Distribution Plan for the Administrative Class shares of each Fund. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the Investment Company Act of 1940 and is administered in accordance with that rule. However, shareholders do not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan.

             Each Plan allows the Funds to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

             In combination, the Plans permit a Fund to make total
            reimbursements at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Institutional Class and
            Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

59 PIMCO Funds: Multi-Manager Series

            Purchases, Redemptions and Exchanges

Purchasing  Investors may purchase Institutional Class and Administrative
Shares Class shares of the Funds at the relevant net asset value ("NAV") of that class without a sales charge or other fee, except that a 1.00% Fund Reimbursement Fee may apply to transactions involving shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds. See "Fund Reimbursement Fees" below.

             Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

             Administrative Class shares are offered primarily through
            employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

             Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

              . Investment Minimums. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. At the discretion of PIMCO Advisors, the minimum initial investment may be waived for Institutional or Administrative Class shares offered to clients of PIMCO Equity Advisors, PAIA, Cadence, NFJ, Pacific Investment Management Company, Parametric, and their affiliates, and to the benefit plans of PIMCO Advisors and its affiliates. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor in which each investor pays an asset based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

             The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

             The investment minimums discussed in this section and the
            limitations set forth in "Investment Limitations" below do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

              . Timing of Purchase Orders and Share Price Calculations. A
            purchase order received by the Trust's transfer agent, National Financial Data Services (the "Transfer Agent"), prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day's net asset value ("NAV"). An order received after the close of regular trading on the New York Stock Exchange will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

                                                                   Prospectus 60

              . Initial Investment. Investors may open an account by
            completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

             Except as described below, an investor may purchase Institutional
            Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

             An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO Advisors or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

              . Additional Investments. An investor may purchase additional
            Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

              . Other Purchase Information. Purchases of a Fund's
            Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

             The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

             An investor should invest in the Funds for long-term investment purposes only. The Trust and PIMCO Advisors each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

             Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor's state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

             Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO Advisors or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

              . Retirement Plans. Shares of the Funds are available for
            purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts

61PIMCO Funds: Multi-Manager Series
            contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

              . Fund Reimbursement Fees. Investors in Institutional Class and
            Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds are subject to a "Fund Reimbursement Fee," both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fees are not paid separately, but are deducted automatically from the amount invested or the amount to be received in connection with a redemption. Fund Reimbursement Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO Advisors, the Fund's Sub-Adviser, or the Distributor. Fund Reimbursement Fees are not sales loads or contingent deferred sales charges. Reinvestment of dividends and capital gains distributions paid to shareholders by the Funds are not subject to Fund Reimbursement Fees, but redemptions and exchanges of shares acquired by these reinvestments are subject to Fund Reimbursement Fees unless a waiver applies.

             The purpose of the Fund Reimbursement Fees is to defray the costs associated with investing the proceeds of the sale of the Fund's shares (in the case of purchases) or the costs associated with the sale of portfolio securities to satisfy redemption requests (in the case of redemptions), thereby insulating existing shareholders from such costs. The amount of a Fund Reimbursement Fee represents the Sub-Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's purchase or redemption. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

             Waiver of Fund Reimbursement Fees. Former participants in the
            Parametric Portfolio Associates Emerging Markets Trust will not be subject to Fund Reimbursement Fees with respect to any shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds they acquired through June 30, 1998, and will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange) of any shares acquired by any such participant through June 30, 1998. Such participants will be subject to such Fund Reimbursement Fees to the same extent as any other shareholder on any shares of either Fund acquired (whether by reinvestment of dividends or capital gain distributions or otherwise) after June 30, 1998.

Redeeming
Shares
              . Redemptions by Mail. An investor may redeem (sell)
            Institutional Class and Administrative Class shares by submitting a written request to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records,

                                                                   Prospectus 62
            and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

              . Redemptions by Telephone or Other Wire Communication. An
            investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

             In electing a telephone redemption, the investor authorizes
            Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

             Shareholders may decline telephone exchange or redemption
            privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

             Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

              . Other Redemption Information. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

             Unless eligible for a waiver, shareholders of the Structured
            Emerging Markets and Tax-Efficient Structured Emerging Markets Funds who redeem their shares will pay a Fund Reimbursement Fee equal to 1.00% of the NAV of the shares redeemed. See "Fund Reimbursement Fees" above.

63PIMCO Funds: Multi-Manager Series

             Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

             For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

             Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000. This mandatory redemption policy does not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

             The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

             Redemptions of Fund shares may be suspended when trading on the
            New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange    Except as provided below, an investor may exchange Institutional
Privilege   Class or Administrative Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds:
            Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series' prospectus(es).
            Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds:
            Pacific Investment Management Series at the same address and telephone number as the Trust.

                                                                   Prospectus 64

             Unless eligible for a waiver, shareholders who exchange their
            Institutional Class or Administrative Class shares of a Fund for the same class of shares of the Structured Emerging Markets or Tax-Efficient Structured Emerging Markets Fund will be subject to a Fund Reimbursement Fee of 1.00% of the NAV of the shares of these Funds acquired in connection with the exchange. Also, shareholders who exchange shares of the Structured Emerging Markets Fund or Tax-Efficient Structured Emerging Markets Fund for shares of any other Fund will be subject to a Fund Reimbursement Fee of 1.00% of the NAV of the shares of these Funds redeemed in connection with the exchange. See "Fund Reimbursement Fees" above.

             An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor's state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this Prospectus and "Taxation" in the Statement of Additional Information.

             The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges investors may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund, and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 30 days' prior notice whenever it is reasonably able to do so.

            How Fund Shares Are Priced

             The net asset value ("NAV") of a Fund's Institutional and
            Administrative Class shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the Global Innovation, Allianz Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

65PIMCO Funds: Multi-Manager Series

             Fund shares are valued at the close of regular trading (normally
            4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

             Under certain circumstances, the per share NAV of the
            Administrative Class shares of the Funds may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.

            Fund Distributions

            Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder's purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

          Fund                      At Least Annually                 Quarterly
            -------------------------------------------------------------------
          Equity Income Fund                                              .
            -------------------------------------------------------------------
          All other Funds                  .
            -------------------------------------------------------------------

             In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

             A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

             Shareholders do not pay any sales charges or other fees
            (including Fund Reimbursement Fees) on the receipt of shares received through the reinvestment of Fund distributions. However, shareholders of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds who receive additional shares through the reinvestment of distributions will pay a Fund Reimbursement Fee if they subsequently redeem or exchange those shares. See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees."

             For further information on distribution options, please contact the Trust at 1-800-927-4648.

                                                                   Prospectus 66

            Tax Consequences

              . Taxes on Fund Distributions. A shareholder subject to U.S.
            federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

             Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will generally be taxable as ordinary income.

             Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

              . Taxes on Redemptions or Exchanges of Shares. Any gain
            resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

              . A Note on the Tax-Efficient Equity and Tax-Efficient
            Structured Emerging Markets Funds. The Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds utilize a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Funds generally seek to minimize realized gains and, when realizing gains, attempt to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the Funds attempt to minimize taxable distributions, they may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

              . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders of the Global Innovation, Allianz Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

             This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.
  PIMCO Funds: Multi-Manager Series
67

            Characteristics and Risks of Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of PIMCO Advisors, the Sub-Advisers and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed       Fixed income securities are obligations of the issuer to make
Income      payments of principal and/or interest on future dates, and include
Securities  corporate and government bonds, notes, certificates of deposit,
and         commercial paper, convertible securities and mortgage-backed and
Defensive   other asset-backed securities.
Strategies

             Aside from the cash management practices described below, the
            Mega-Cap, Capital Appreciation, Mid-Cap, Micro-Cap, Enhanced Equity and Tax-Efficient Equity Funds intend to be as fully invested in common stocks as practicable at all times. The Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds normally invest substantially all of their assets in common stocks and other equity and equity-linked securities, but may invest up to 5% of their assets in fixed income securities of emerging market issuers. For cash management purposes, each of these Funds may maintain a portion of its assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. None of the Funds listed in this paragraph will make defensive investments in response to unfavorable market and other conditions and therefore may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest.

             Under normal circumstances, the Small-Cap Value Fund intends to be fully invested in common stocks (aside from cash management practices), except that the Fund may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. The Equity Income, Value, Renaissance, Growth, Select Growth, Target, Opportunity, Innovation, Global Innovation, Allianz Select International and International Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may invest a portion of its assets in fixed income securities. These Funds may temporarily hold up to 100% of their assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and real estate investment trusts, or "REITs." The Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The Allianz Select International and International Funds may also hold up to 100% of their assets in other domestic fixed income, foreign fixed income and equity securities principally traded in the U.S., including obligations issued or guaranteed by a foreign government or its agencies, authorities or instrumentalities, corporate bonds and

                                                                   Prospectus 68

            American Depository Receipts, for temporary defensive purposes. The temporary defensive strategies described in this paragraph would be inconsistent with the investment objective and principal investment strategies of each of the noted Funds and may adversely affect the Fund's ability to achieve its investment objective.

Companies   Each of the Funds may invest in securities of companies with
With        market capitalizations that are small compared to other publicly
Smaller     traded companies. The Micro-Cap Fund, in particular, and the
Market      Opportunity and Small-Cap Value Funds generally invest primarily
Capitaliza- in smaller companies and are especially sensitive to the risks
tions       described below. In addition, the Innovation and Global Innovation
            Funds generally have substantial exposure to these risks. The
            Target, Growth & Income, Allianz Select International and Mid-Cap
            Funds also have significant exposure to these risks because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than the largest companies.

             Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

             Because securities of smaller companies may have limited
            liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial     The Funds, particularly the Global Innovation Fund, may purchase
Public      securities in initial public offerings (IPOs). These securities
Offerings   are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

69 PIMCO Funds: Multi-Manager Series

Foreign     The Allianz Select International, Structured Emerging Markets,
(non-       Tax-Efficient Structured Emerging Markets and International Funds
U.S.)       normally invest principally in securities of foreign issuers,
Securities  securities traded principally in securities markets outside the
            United States and/or securities denominated in foreign currencies
            (together, "foreign securities"). The Global Innovation Fund will invest in the securities of issuers located in at least three countries (one of which may be the United States). The Equity
            Income, Value, Renaissance, Growth & Income, Growth, Target,
            Opportunity and Innovation Funds may invest up to 15% of their respective assets in foreign securities. The Select Growth Fund may invest up to 25% of its assets in foreign securities. Each of these Funds may invest without limit in ADRs (defined below). The
            Enhanced Equity and Tax-Efficient Equity Funds may invest in common stocks of foreign issuers if included in the S&P 500 Index.

             All of the Funds may invest in American Depository Receipts
            (ADRs). In addition, the Equity Income, Value, Renaissance, Growth & Income, Growth, Select Growth, Target, Opportunity, Innovation, Global Innovation, Allianz Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may invest in European Depository Receipts
            (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

             Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging    Each of the Funds that may invest in foreign securities may invest
Market      in securities of issuers based in or that trade principally in
Securities  countries with developing (or "emerging market") economies. The
            Structured Emerging Markets and Tax-Efficient Structured Emerging
            Markets Funds normally invest most of their assets in emerging market securities. The Global Innovation, Allianz Select
            International and International Funds may also invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may

                                                                   Prospectus 70
            occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging market securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Special Risks of Investing in Russian and Other Eastern European
            Securities. Each of the Global Innovation, Allianz Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign     A Fund that invests directly in foreign currencies or in
Currencies  securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Global
            Innovation, Allianz Select International, Structured
            Emerging Markets, Tax-Efficient Structured Emerging Markets and
            International Funds are particularly sensitive to this risk.

             Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. The euro and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

             Foreign Currency Transactions. The Equity Income, Value,
            Renaissance, Growth & Income, Growth, Select Growth, Target, Opportunity, Innovation, Global Innovation, Allianz Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the Global Innovation, Allianz Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract,

71PIMCO Funds: Multi-Manager Series
            which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

             The Global Innovation, Allianz Select International, Structured
            Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio manager. The Global Innovation, Allianz Select International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Corporate   Each Fund that may invest in fixed income securities may invest in
Debt        corporate debt securities. The Growth & Income Fund may invest up
Securities  to 10% of its assets in these securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Convertible Each Fund may invest in convertible securities. The Growth & Securities Income Fund may place particular emphasis on convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives Each Fund (except the Mega-Cap, Capital Appreciation, Mid-Cap,
            Micro-Cap and Small-Cap Value Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will

                                                                   Prospectus 72
            succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

             Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Equity Income, Value, Renaissance, Growth & Income, Growth, Select Growth, Target, Opportunity, Innovation, Global Innovation, Allianz Select International, Tax-Efficient Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Enhanced Equity Fund may purchase and write options on securities indexes and enter into securities index futures contracts and options on securities index futures contracts. The Global Innovation, Allianz Select International, Tax-Efficient Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets may enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

             Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leveraging Risk Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

73PIMCO Funds: Multi-Manager Series

             Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-     The Funds may invest in equity-linked securities. Each of the
Linked      Allianz Select International, Structured Emerging Markets and Tax-
Securities  Efficient Structured Emerging Markets Funds may invest up to 15%
            of its assets in equity-linked securities. The International Fund may invest up to 5% of its assets in equity-linked securities.
            Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Foreign Securities" above. In addition, an investing Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security.
            Equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.

Credit      The Funds may invest in securities based on their credit ratings
Ratings     assigned by rating agencies such as Moody's Investors Service,
and         Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
Unrated     Moody's, S&P and other rating agencies are private services that
Securities  provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO Advisors and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

             A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High        Securities rated lower than Baa by Moody's or lower than BBB by
Yield       S&P are sometimes referred to as "high yield securities" or "junk
Securities  bonds." The Funds, particularly the Growth & Income Fund, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated

                                                                   Prospectus 74
            fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities typically may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of    For the purpose of achieving income, each Fund may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short       Each Fund may make short sales as part of its overall portfolio
Sales       management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-       Each Fund may purchase securities which it is eligible to purchase
Issued,     on a when-issued basis, may purchase and sell such securities for
Delayed     delayed delivery and may make contracts to purchase such
Delivery    securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment of loss if the value of the securities declines prior to the Transactionssettlement date. This risk is in addition to the risk that the
            Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Each Fund may enter into repurchase agreements, in which the Fund Agreements purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse
Repurchase
Agreements
and Other
Borrowings
            Each Fund may enter into reverse repurchase agreements, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements.

75PIMCO Funds: Multi-Manager Series

            A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.

Illiquid    Each Fund may invest in securities that are illiquid so long as
Securities  not more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term
            "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment  The Allianz Select International and International Funds may
in Other    invest up to 10% of their assets in securities of other investment
Investment  companies, such as closed-end management investment companies, or
Companies   in pooled accounts or other investment vehicles which invest in foreign markets. Each of the other Funds may invest up to 5% of its assets in other investment companies. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Portfolio   With the exception of the Tax-Efficient Equity and Tax-Efficient
Turnover    Structured Emerging Markets Funds, the length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements, although the Tax-Efficient
            Equity and Tax-Efficient Structured Emerging Markets Funds will generally attempt to limit portfolio turnover as part of their tax-efficient management strategies. High portfolio turnover
            (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Funds, such as the Growth & Income, Select
            Growth and Allianz Select International Funds, that have recently changed Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds' previous and current investment objectives and policies and portfolio management strategies.

Changes     The investment objective of each of the Renaissance, Growth &
in          Income, Growth, Select Growth, Target, Opportunity, Innovation,
Investment Global Innovation, Allianz Select International, Mega-Cap, Tax-Objectives Efficient Equity, Tax-Efficient Structured Emerging Markets and
and         International Funds described in this Prospectus may be changed by
Policies    the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.


                                                                   Prospectus 76

New and     In addition to the risks described under "Summary of Principal
Smaller-    Risks" above and in this section, several of the Funds are newly
Sized       formed and therefore have limited or no performance history for
Funds       investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, may have a disproportionate impact on the Funds' performance results. The
            Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Unless otherwise stated, all percentage limitations on Fund Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Funds may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Funds to additional risks. Please see the Statement of
            Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

77PIMCO Funds: Multi-Manager Series

                      (This page left blank intentionally)




                                                                   Prospectus

            Financial Highlights
            The financial highlights table is intended to help a shareholder understand the financial performance of Institutional and Administrative Class shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

                        Net Asset                Net Realized/     Total    Dividends  Dividends in  Distributions
       Year or            Value        Net         Unrealized   Income from  from Net  Excess of Net   from Net
        Period          Beginning  Investment    Gain (Loss) on Investment  Investment  Investment     Realized
        Ended           of Period Income (Loss)   Investments   Operations    Income      Income     Capital Gains
------------------------------------------------------------------------------------------------------------------
Equity Income Fund (i)
 Institutional Class
  06/30/00               $15.62      $ 0.39 (a)      $(2.44)(a)   $(2.05)     $(0.39)      $0.00        $(0.48)
  06/30/99                16.09        0.44 (a)        1.28 (a)     1.72       (0.43)       0.00         (1.76)
  06/30/98                15.41        0.44 (a)        2.75 (a)     3.19       (0.42)       0.00         (2.09)
  06/30/97                14.36        0.40            3.17         3.57       (0.55)       0.00         (1.97)
  11/01/95-06/30/96       13.09        0.78            1.31         2.09       (0.34)       0.00         (0.48)
 Administrative Class
  06/30/00                15.61        0.37 (a)       (2.46)(a)    (2.09)      (0.33)       0.00         (0.48)
  06/30/99                16.08        0.41 (a)        1.28 (a)     1.69       (0.40)       0.00         (1.76)
  06/30/98                15.40        0.40 (a)        2.75 (a)     3.15       (0.38)       0.00         (2.09)
  06/30/97                14.35        0.27            3.26         3.53       (0.51)       0.00         (1.97)
  11/01/95-06/30/96       13.13        0.75            1.31         2.06       (0.36)       0.00         (0.48)
Value Fund (i)
 Institutional Class
  06/30/00               $15.30      $ 0.28 (a)      $(1.33)(a)   $(1.05)     $(0.26)      $0.00        $(0.57)
  06/30/99                15.66        0.28 (a)        1.36 (a)     1.64       (0.28)       0.00         (1.72)
  06/30/98                14.81        0.25 (a)        2.47 (a)     2.72       (0.24)       0.00         (1.63)
  06/30/97                12.46        1.05            2.11         3.16       (0.31)       0.00         (0.50)
  11/01/95-06/30/96       12.53        0.25            1.62         1.87       (0.17)       0.00         (1.77)
 Administrative Class
  06/30/00                15.26        0.24 (a)       (1.33)(a)    (1.09)      (0.25)       0.00         (0.57)
  06/30/99                15.65        0.26 (a)        1.32 (a)     1.58       (0.25)       0.00         (1.72)
  08/21/97-06/30/98       15.66        0.19 (a)        1.65 (a)     1.84       (0.22)       0.00         (1.63)
Renaissance Fund (ii)
 Institutional Class
  06/30/00               $18.23      $ 0.42 (a)      $(0.23)(a)   $ 0.19      $ 0.00       $0.00        $(2.59)
  06/30/99                19.07        0.06 (a)        1.43 (a)     1.49        0.00        0.00         (2.33)
  12/30/97-06/30/98       16.73        0.05            2.29         2.34        0.00        0.00          0.00
 Administrative Class
  06/30/00                18.18        0.11 (a)        0.09 (a)     0.20        0.00        0.00         (2.59)
  08/31/98-06/30/99       15.37        0.02 (a)        5.12 (a)     5.14        0.00        0.00         (2.33)
Growth & Income Fund
 (ii)
 Institutional Class
  06/30/00               $15.84      $(0.07)(a)      $ 5.81 (a)   $ 5.74      $ 0.00       $0.00        $(8.18)
  06/30/99                13.53       (0.03)(a)        2.99 (a)     2.96        0.00        0.00         (0.65)
  06/30/98                14.04       (0.03)(a)        3.61 (a)     3.58        0.00        0.00         (4.09)
  06/30/97                14.66       (0.06)(a)        1.31 (a)     1.25        0.00        0.00         (1.87)
  11/01/95-06/30/96       12.92        0.49            1.62         2.11        0.00        0.00         (0.37)
 Administrative Class
  07/01/98-05/27/99(b)    13.50       (0.05)(a)        1.71 (a)     1.66        0.00        0.00         (0.65)
  08/21/97-06/30/98       15.27       (0.05)(a)        2.37 (a)     2.32        0.00        0.00         (4.09)
Growth Fund (ii)
 Institutional Class
  06/30/00               $31.24      $(0.14)(a)      $ 9.73 (a)   $ 9.59      $ 0.00       $0.00        $(5.66)
  03/31/99-06/30/99       31.27       (0.01)(a)       (0.02)(a)    (0.03)       0.00        0.00          0.00
 Administrative Class
  06/30/00                31.23       (0.21)(a)        9.59 (a)     9.38        0.00        0.00         (5.66)
  03/31/99-06/30/99       31.27       (0.04)(a)        0.00 (a)    (0.04)       0.00        0.00          0.00

-------
 *    Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) All Administrative Class shares of the Growth & Income Fund were redeemed on May 27, 1999.
(i) The information provided for the Equity Income and Value Funds reflects the results of operations under the Funds' former Sub-Adviser through May 8, 2000; the Funds would not necessarily have achieved the results shown above under their current investment management arrangements.
(ii) The information provided for the Renaissance, Growth & Income and Growth Funds reflects results of operations under the Funds' former Sub-Adviser through May 7, June 30, and March 6, 1999, respectively; the Funds would not necessarily have achieved the performance results shown above under their current investment management arrangements. The Growth & Income Fund (formerly the Mid-Cap Equity Fund) changed its investment objective and policies on August 1, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective and policies been in effect during the periods shown.

79  PIMCO Funds: Multi-Manager Series

                                           Fund                                                        Ratio of Net
Distributions                          Reimbursement                                       Ratio of     Investment
in Excess of   Tax Basis               Fee Added To  Net Asset               Net Assets   Expenses to  Income (Loss)
Net Realized   Return of     Total       Paid-In-    Value End                 End of     Average Net   to Average     Portfolio
Capital Gains   Capital  Distributions    Capital    of Period Total Return Period (000s)   Assets      Net Assets   Turnover Rate
----------------------------------------------------------------------------------------------------------------------------------
   $(2.16)       $0.00      $(3.03)       $ 0.00      $10.54      (12.83)%    $ 28,812       0.72%          3.21%         114%
     0.00         0.00       (2.19)         0.00       15.62       12.56       123,012       0.71           3.00           76
     0.00         0.00       (2.51)         0.00       16.09       21.84       138,650       0.71           2.71           45
     0.00         0.00       (2.52)         0.00       15.41       27.67       121,138       0.72           3.03           45
     0.00         0.00       (0.82)         0.00       14.36       16.35       116,714       0.70*          3.41*          52
    (2.16)        0.00       (2.97)         0.00       10.55      (13.17)        2,827       0.97           3.00          114%
     0.00         0.00       (2.16)         0.00       15.61       12.31        13,797       0.96           2.80           76
     0.00         0.00       (2.47)         0.00       16.08       21.58        11,699       0.96           2.45           45
     0.00         0.00       (2.48)         0.00       15.40       27.40         8,145       0.97           2.79           45
     0.00         0.00       (0.84)         0.00       14.35       16.08         6,097       0.95*          3.19*          52
   $(2.00)       $0.00      $(2.83)       $ 0.00      $11.42       (6.65)%    $ 41,996       0.70%          2.18%         196%
     0.00         0.00       (2.00)         0.00       15.30       12.30        69,181       0.71           1.99          101
     0.00         0.00       (1.87)         0.00       15.66       19.35        83,219       0.71           1.59           77
     0.00         0.00       (0.81)         0.00       14.81       26.38        74,613       0.73           2.02           71
     0.00         0.00       (1.94)         0.00       12.46       16.24        52,727       0.70*          2.40*          29
    (2.00)        0.00       (2.82)         0.00       11.35       (7.00)       24,380       0.96           1.97          196%
     0.00         0.00       (1.97)         0.00       15.26       11.91        23,164       0.95           1.81          101
     0.00         0.00       (1.85)         0.00       15.65       12.71        10,349       0.96*          1.40*          77
   $(0.86)       $0.00      $(3.45)       $ 0.00      $14.97        3.30 %    $  6,394       0.85%          2.73%         133%
     0.00         0.00       (2.33)         0.00       18.23       10.24           136       0.86           0.38          221
     0.00         0.00        0.00          0.00       19.07       13.99           851       0.86*          0.55*         192
    (0.86)        0.00       (3.45)         0.00       14.93        3.36           953       1.10           0.71          133
     0.00         0.00       (2.33)         0.00       18.18       36.41           427       1.09*          0.13*         221
   $(0.42)       $0.00      $(8.60)       $ 0.00      $12.98       49.32%     $  4,914       1.03%(c)      (0.46)%        195%
     0.00         0.00       (0.65)         0.00       15.84       23.18         7,399       0.89          (0.22)         273
     0.00         0.00       (4.09)         0.00       13.53       30.40         8,488       0.89          (0.25)         268
     0.00         0.00       (1.87)         0.00       14.04        9.61         7,591       1.15          (0.43)         202
     0.00         0.00       (0.37)         0.00       14.66       16.72         8,378       0.88*         (0.32)*         97
     0.00         0.00       (0.65)         0.00       14.51       13.12             0       1.14*         (0.45)*        273
     0.00         0.00       (4.09)         0.00       13.50       19.65         2,371       1.13*         (0.49)*        268
   $ 0.00        $0.00      $(5.66)       $ 0.00      $35.17       32.66 %    $ 17,533       0.77%         (0.39)%         72%
     0.00         0.00        0.00          0.00       31.24       (0.10)          948       0.74*         (0.19)*        131
     0.00         0.00       (5.66)         0.00       34.95       31.92        15,116       1.02          (0.63)          72
     0.00         0.00        0.00          0.00       31.23       (0.13)        6,164       0.97*         (0.53)*        131

-------
(c) Ratio of expenses to average net assets excluding interest expense is 0.88%.
                                                                   Prospectus


                          Net Asset                Net Realized/      Total    Dividends  Dividends in  Distributions
        Year or             Value        Net         Unrealized    Income from  from Net  Excess of Net   from Net
         Period           Beginning  Investment    Gain (Loss) on  Investment  Investment  Investment     Realized
         Ended            of Period Income (Loss)   Investments    Operations    Income      Income     Capital Gains
---------------------------------------------------------------------------------------------------------------------
Select Growth Fund (iii)
 Institutional Class
  06/30/00                 $24.86      $  0.05 (a)    $   2.86 (a)   $ 2.91      $(0.02)     $ 0.00        $(3.72)
  06/30/99                  20.39        (0.04)(a)        5.24 (a)     5.20        0.00        0.00         (0.73)
  06/30/98                  15.55         0.03 (a)        6.11 (a)     6.14        0.00        0.00         (1.30)
  06/30/97                  13.55         0.03 (a)        2.78 (a)     2.81       (0.02)       0.00         (0.79)
  11/01/95-06/30/96         12.72         0.51            0.65         1.16       (0.04)      (0.01)        (0.28)
 Administrative Class
  06/30/00                 $24.67      $  0.01 (a)    $   2.76 (a)   $ 2.75      $(0.03)     $ 0.00        $(3.72)
  06/30/99                  20.32        (0.03)(a)        5.11 (a)     5.08        0.00        0.00         (0.73)
  06/30/98                  15.53        (0.01)(a)        6.10 (a)     6.09        0.00        0.00         (1.30)
  06/30/97                  13.56         0.00 (a)        2.77 (a)     2.77       (0.01)       0.00         (0.79)
  11/01/95-06/30/96         12.73         0.49            0.65         1.14       (0.02)      (0.01)        (0.28)
Target Fund (iv)
 Institutional Class
  06/30/00                 $17.74      $ (0.14)(a)    $  15.30 (a)   $15.16      $ 0.00      $ 0.00        $(1.80)
  03/31/99-06/30/99         16.34        (0.02)(a)        1.42 (a)     1.40        0.00        0.00          0.00
 Administrative Class
  06/30/00                  17.73        (0.19)(a)       15.55 (a)    15.36        0.00        0.00         (1.80)
  03/31/99-06/30/99         16.34        (0.03)(a)        1.42 (a)     1.39        0.00        0.00          0.00
Opportunity Fund (iv)
 Institutional Class
  06/30/00                 $24.26      $(0.12)(a)     $  11.17 (a)   $11.05      $ 0.00      $ 0.00        $(7.88)
  03/31/99-06/30/99         21.40       (0.03)(a)         2.89 (a)     2.86        0.00        0.00          0.00
 Administrative Class
  06/30/00                  24.26       (0.18)(a)        11.24 (a)    11.06        0.00        0.00         (7.88)
  03/31/99-06/30/99         21.40       (0.05)(a)         2.91 (a)     2.86        0.00        0.00          0.00
Innovation Fund (iv)
 Institutional Class
  06/30/00                 $37.50      $(0.37)(a)     $  41.80 (a)   $41.43      $ 0.00      $ 0.00        $(6.39)
  03/05/99-06/30/99         32.73       (0.05)(a)         4.82 (a)     4.77        0.00        0.00          0.00
 Administrative Class
  03/31/00-06/30/00         99.70       (0.20)(a)      (27.17)(a)    (27.37)       0.00        0.00          0.00
Global Innovation Fund
 Institutional Class
  03/31/00-06/30/00        $20.17      $(0.01)(a)     $ (1.20)(a)    $(1.21)     $ 0.00      $ 0.00        $ 0.00

-------
*     Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(iii) Formerly the PIMCO Core Equity Fund. The Fund changed its investment objective and policies on April 1, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective and policies been in effect during the periods shown. In addition, the performance results shown above reflect the Fund's advisory fee level in effect prior to April 1, 2000; these results would have been lower had the Fund's current advisory fee level then been in effect. This information also reflects the results of operations under the Fund's former Sub-Adviser through June 30, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(iv) The information provided for the Target, Opportunity and Innovation Funds reflects results of operations under the Funds' former Sub-Adviser through March 6, 1999; the Funds would not necessarily have achieved the performance results shown above under their current investment management arrangements.

81  PIMCO Funds: Multi-Manager Series

                                           Fund                                                         Ratio of Net
Distributions                          Reimbursement                                       Ratio of      Investment
in Excess of   Tax Basis               Fee Added to  Net Asset               Net Assets   Expenses to   Income (Loss)
Net Realized   Return of     Total       Paid-In-    Value End                 End of     Average Net    to Average
Capital Gains   Capital  Distributions    Capital    of Period Total Return Period (000s)   Assets       Net Assets
---------------------------------------------------------------------------------------------------------------------
   $ 0.00       $(0.01)     $ (3.75)      $ 0.00      $ 24.02      13.11%     $  2,613       0.94%(b)        0.20%
     0.00         0.00        (0.73)        0.00        24.86      26.34         1,184       1.01           (0.20)
     0.00         0.00        (1.30)        0.00        20.39      41.83         1,915       0.83            0.20
     0.00         0.00        (0.81)        0.00        15.55      21.59         6,444       0.87            0.23
     0.00         0.00        (0.33)        0.00        13.55       9.41        10,452       0.82*           0.53*
   $ 0.00       $(0.01)     $ (3.76)      $ 0.00      $ 23.66      12.54%     $     49       1.18%(c)       (0.05)%
     0.00         0.00        (0.73)        0.00        24.67      25.84            15       1.08           (0.17)
     0.00         0.00        (1.30)        0.00        20.32      41.54       128,666       1.08           (0.07)
     0.00         0.00        (0.80)        0.00        15.53      21.20        29,332       1.13           (0.03)
     0.00         0.00        (0.31)        0.00        13.56       9.23        33,575       1.07*           0.28 *
   $ 0.00       $ 0.00      $ (1.80)      $ 0.00      $ 31.10      89.85%     $ 18,436       0.81%          (0.50)%
     0.00         0.00         0.00         0.00        17.74       8.57         1,298       0.79*          (0.39)*
     0.00         0.00        (1.80)        0.00        31.29      91.13         6,699       1.06           (0.78)
     0.00         0.00         0.00         0.00        17.73       8.51         5,513       1.02*          (0.61)*
   $ 0.00       $ 0.00      $ (7.88)      $ 0.00      $ 27.43      50.24%     $ 39,205       0.91%          (0.42)%
     0.00         0.00         0.00         0.00        24.26      13.36           417       0.88*          (0.54)*
     0.00         0.00        (7.88)        0.00        27.44      50.36         8,486       1.16           (0.67)
     0.00         0.00         0.00         0.00        24.26      13.36         2,010       1.12*          (0.82)*
   $ 0.00       $ 0.00      $ (6.39)      $ 0.00      $ 72.54     115.34%     $ 28,334       0.90%          (0.52)%
     0.00         0.00         0.00         0.00        37.50      14.57           444       0.88*          (0.15)
     0.00         0.00         0.00         0.00        72.33     (27.45)          668       1.15*          (0.92)*
   $ 0.00       $ 0.00      $  0.00       $ 0.00      $ 18.96      (6.00)%    $    403       1.40%(d)*      (0.25)%*
   Portfolio
 Turnover Rate
-------------------------------------------------------------------------------------------------------
      170%
       95
      120
      139
       73
      170%
       95
      120
      139
       73
       99%
      229
       99
      229
      254%
      175
      254
      175
      186%
      119
      186
      131%

-------
(b) Ratio of expenses to average net assets excluding interest expense is 0.83%.
(c) Ratio of expenses to average net assets excluding interest expense is 1.08%.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.47% for the period ended June 30, 2000.

                                                                   Prospectus 82


                         Net Asset                Net Realized/     Total    Dividends  Dividends in  Distributions
        Year or            Value        Net         Unrealized   Income from  from Net  Excess of Net   from Net
        Period           Beginning  Investment    Gain (Loss) on Investment  Investment  Investment     Realized
         Ended           of Period Income (Loss)   Investments   Operations    Income      Income     Capital Gains
-------------------------------------------------------------------------------------------------------------------
Allianz Select
 International Fund (v)
 Institutional Class
  06/30/00                $16.04      $(0.05)(a)      $8.90 (a)     $8.85      $ 0.00      $ 0.00        $(4.43)
  06/30/99                 13.55       (0.02)(a)       3.56 (a)      3.54       (0.02)       0.00         (1.03)
  12/31/97-06/30/98        10.00        0.00 (a)       3.55 (a)      3.55        0.00        0.00          0.00
Mega-Cap Fund
 Institutional Class
  08/31/99-06/30/00       $10.00      $ 0.00 (a)      $3.35 (a)     $3.35      $ 0.00      $ 0.00        $ 0.00
Capital Appreciation
 Fund
 Institutional Class
  06/30/00                $26.84      $  0.08 (a)     $5.29 (a)     $5.37      $(0.07)     $(0.04)       $(5.00)
  06/30/99                 26.13         0.16 (a)      2.35 (a)      2.51       (0.15)       0.00         (1.65)
  06/30/98                 21.19         0.15 (a)      6.59 (a)      6.74       (0.12)       0.00         (1.68)
  06/30/97                 18.10         0.24          5.08          5.32       (0.10)       0.00         (2.13)
  11/01/95-06/30/96        16.94         0.35          1.99          2.34       (0.15)       0.00         (1.03)
 Administrative Class
  06/30/00                 26.64         0.01 (a)      5.25 (a)      5.26       (0.03)      (0.02)        (5.00)
  06/30/99                 25.99         0.09 (a)      2.34 (a)      2.43       (0.13)       0.00         (1.65)
  06/30/98                 21.16         0.10 (a)      6.55 (a)      6.65       (0.14)       0.00         (1.68)
  07/31/96-06/30/97        17.19         0.16          6.03          6.19       (0.09)       0.00         (2.13)
Mid-Cap Fund (vi)
 Institutional Class
  06/30/00                $23.01      $  0.09 (a)     $7.91 (a)     $8.00      $(0.07)     $(0.04)       $(0.02)
  06/30/99                 24.09         0.12 (a)     (0.11)(a)      0.01       (0.02)       0.00         (1.07)
  06/30/98                 20.28         0.11 (a)      5.11 (a)      5.22       (0.07)      (0.01)        (1.33)
  06/30/97                 19.44        (0.07)         5.25          5.18       (0.05)       0.00         (4.29)
  11/01/95-06/30/96        18.16         0.32          1.53          1.85       (0.14)       0.00         (0.43)
 Administrative Class
  06/30/00                 22.88         0.03 (a)      7.86 (a)      7.89       (0.03)      (0.02)        (0.02)
  06/30/99                 23.96         0.06 (a)     (0.06)(a)      0.00       (0.01)       0.00         (1.07)
  06/30/98                 20.24         0.05 (a)      5.08 (a)      5.13       (0.07)      (0.01)        (1.33)
  06/30/97                 19.44        (0.13)         5.25          5.12       (0.03)       0.00         (4.29)
  11/01/95-06/30/96        18.17         0.28          1.53          1.81       (0.11)       0.00         (0.43)
Micro-Cap Fund (vii)
 Institutional Class
  06/30/00                $20.00      $ (0.19)(a)     $5.31 (a)     $5.12      $ 0.00      $ 0.00        $ 0.00
  06/30/99                 23.66        (0.14)(a)     (2.89)(a)     (3.03)       0.00        0.00          0.00
  06/30/98                 19.85        (0.11)(a)      6.54 (a)      6.43        0.00        0.00         (2.62)
  06/30/97                 18.47         0.00          3.41          3.41        0.00        0.00         (2.03)
  11/01/95-06/30/96        15.38         0.00          3.43          3.43        0.00        0.00         (0.34)
 Administrative Class
  06/30/00                 19.82        (0.26)(a)      5.27 (a)      5.01        0.00        0.00          0.00
  06/30/99                 23.52        (0.19)(a)     (2.88)(a)     (3.07)       0.00        0.00          0.00
  06/30/98                 19.78        (0.17)(a)      6.53 (a)      6.36        0.00        0.00         (2.62)
  06/30/97                 18.46        (0.06)         3.41          3.35        0.00        0.00         (2.03)
  04/01/96-06/30/96        16.73         0.03          1.70          1.73        0.00        0.00          0.00

-------
*   Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(v) Formerly the International Growth Fund. The information provided for the Allianz Select International Fund reflects results of operations under the Fund's former Sub-Advisers through June 30, 2000; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements. The Fund changed its investment objective and policies on November 1, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective and policies been in effect during the periods shown.
(vi)  Formerly the Mid-Cap Growth Fund.
(vii) Formerly the Micro-Cap Growth Fund.

83 PIMCO Funds: Multi-Manager Series

                                           Fund                                                         Ratio of Net
Distributions                          Reimbursement                                       Ratio of      Investment
in Excess of   Tax Basis               Fee Added to  Net Asset               Net Assets   Expenses to   Income (Loss)
Net Realized   Return of     Total       Paid-In-    Value End                 End of     Average Net    to Average
Capital Gains   Capital  Distributions    Capital    of Period Total Return Period (000s)   Assets       Net Assets
---------------------------------------------------------------------------------------------------------------------
   $ 0.00        $0.00      $(4.43)        $0.00      $20.46       56.28%     $ 10,541       1.35%          (0.22)%
     0.00         0.00       (1.05)         0.00       16.04       28.62         8,408       1.39           (0.15)
     0.00         0.00        0.00          0.00       13.55       35.50         6,822       1.36*           0.08*
   $ 0.00        $0.00      $ 0.00         $0.00      $13.35       33.54%     $  4,009       0.71%*(b)       0.04%*
   $ 0.00        $0.00      $(5.11)        $0.00      $27.10       22.79%     $372,028       0.71%           0.29%
     0.00         0.00       (1.80)         0.00       26.84       10.57       645,967       0.71            0.64
     0.00         0.00       (1.80)         0.00       26.13       32.97       805,856       0.71            0.64
     0.00         0.00       (2.23)         0.00       21.19       31.52       536,187       0.71            1.02
     0.00         0.00       (1.18)         0.00       18.10       14.65       348,728       0.70*           1.33*
     0.00         0.00       (5.05)         0.00       26.85       22.49       180,423       0.96            0.04
     0.00         0.00       (1.78)         0.00       26.64       10.30       229,831       0.95            0.38
     0.00         0.00       (1.82)         0.00       25.99       32.55       132,384       0.96            0.39
     0.00         0.00       (2.22)         0.00       21.16       38.26         3,115       0.96*           0.66*
   $ 0.00        $0.00      $(0.13)        $0.00      $30.88       34.88%     $582,715       0.71%           0.35%
     0.00         0.00       (1.09)         0.00       23.01        0.33       581,544       0.70            0.54
     0.00         0.00       (1.41)         0.00       24.09       26.16       437,985       0.71            0.46
     0.00         0.00       (4.34)         0.00       20.28       30.58       291,374       0.71            0.53
     0.00         0.00       (0.57)         0.00       19.44       10.37       231,011       0.70*           1.11*
     0.00         0.00       (0.07)         0.00       30.70       34.53       142,986       0.96            0.10
     0.00         0.00       (1.08)         0.00       22.88        0.31       104,337       0.95            0.30
     0.00         0.00       (1.41)         0.00       23.96       25.75        73,614       0.95            0.22
     0.00         0.00       (4.32)         0.00       20.24       30.23         2,066       0.96            0.28
     0.00         0.00       (0.54)         0.00       19.44       10.17         1,071       0.95*           0.89*
   $ 0.00        $0.00      $ 0.00         $0.00      $25.12       25.60 %    $231,579       1.51%          (0.90)%
    (0.63)        0.00       (0.63)         0.00       20.00      (12.66)      234,439       1.50           (0.71)
     0.00         0.00       (2.62)         0.00       23.66       33.95       257,842       1.51           (0.50)
     0.00         0.00       (2.03)         0.00       19.85       20.05       164,139       1.52           (0.49)
     0.00         0.00       (0.34)         0.00       18.47       22.64        83,973       1.50*          (0.45)*
     0.00         0.00        0.00          0.00       24.83       25.28         7,208       1.76           (1.19)
    (0.63)        0.00       (0.63)         0.00       19.82      (12.91)        3,000       1.75           (0.97)
     0.00         0.00       (2.62)         0.00       23.52       33.70         4,779       1.76           (0.74)
     0.00         0.00       (2.03)         0.00       19.78       19.72         2,116       1.77           (0.74)
     0.00         0.00        0.00          0.00       18.46       10.34           566       1.73*          (0.74)*


    Portfolio
  Turnover Rate
--------------------------------------------------------------------------------------------------------
       62%
      269
       60
      151%
      119%
      120
       75
       87
       73
      119
      120
       75
       87
      164%
       85
       66
       82
       79
      164
       85
       66
       82
       79
       85%
       73
       72
       84
       54
       85
       73
       72
       84
       54

-------
(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.26% for the period ended June 30, 2000.

                                                                  Prospectus 84

                          Net Asset               Net Realized/     Total    Dividends  Dividends in  Distributions
   Year or                  Value        Net        Unrealized   Income from  from Net  Excess of Net   from Net
   Period                 Beginning  Investment   Gain (Loss) on Investment  Investment  Investment     Realized
    Ended                 of Period Income (Loss)  Investments   Operations    Income      Income     Capital Gains
-------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund
 Institutional Class
  06/30/00                 $16.05       $0.37 (a)     $(1.82)(a)   $(1.45)     $(0.34)      $0.00        $ 0.00
  06/30/99                  17.68        0.32 (a)      (1.29)(a)    (0.97)      (0.21)       0.00          0.00
  06/30/98                  15.78        0.29 (a)       2.50 (a)     2.79       (0.13)       0.00         (0.76)
  06/30/97                  14.20        0.46           3.63         4.09       (0.13)       0.00         (2.38)
  11/01/95-06/30/96         13.10        0.56           1.49         2.05       (0.21)       0.00         (0.74)
 Administrative Class
  06/30/00                  15.97        0.34 (a)      (1.81)(a)    (1.47)      (0.31)       0.00          0.00
  06/30/99                  17.63        0.29 (a)      (1.30)(a)    (1.01)      (0.20)       0.00          0.00
  06/30/98                  15.76        0.25 (a)       2.49 (a)     2.74       (0.11)       0.00         (0.76)
  06/30/97                  14.20        0.38           3.68         4.06       (0.12)       0.00         (2.38)
  11/01/95-06/30/96         13.16        0.54           1.43         1.97       (0.19)       0.00         (0.74)
Enhanced Equity Fund
 Institutional Class
  06/30/00                 $12.96       $0.07 (a)     $ 0.49 (a)   $ 0.56      $(0.07)      $0.00        $(0.47)
  06/30/99                  12.64        0.08 (a)       1.91 (a)     1.99       (0.06)       0.00         (1.61)
  06/30/98                  16.46        0.11 (a)       3.91 (a)     4.02       (0.11)       0.00         (7.73)
  06/30/97                  15.91        1.18           3.10         4.28       (0.10)       0.00         (3.63)
  11/01/95-06/30/96         14.44        0.34           1.67         2.01       (0.16)       0.00         (0.38)
 Administrative Class
  06/30/00                  12.87        0.03 (a)       0.53 (a)     0.56       (0.05)       0.00         (0.47)
  06/30/99                  12.59        0.05 (a)       1.90 (a)     1.95       (0.06)       0.00         (1.61)
  08/21/97-06/30/98         17.53        0.05 (a)       2.85 (a)     2.90       (0.11)       0.00         (7.73)
Tax-Efficient Equity
 Fund
 Institutional Class
  07/02/99-06/30/00        $11.79       $0.05 (a)     $ 0.47 (a)   $(0.52)     $ 0.00       $0.00        $ 0.00
 Administrative Class
  06/30/00                  11.61        0.02 (a)       0.65 (a)     0.67        0.00        0.00          0.00
  09/30/98-06/30/99          8.65        0.03 (a)       2.93 (a)     2.96        0.00        0.00          0.00
Structured Emerging
 Markets Fund
 Institutional Class
  06/30/00                 $12.42       $0.05 (a)     $ 0.81 (a)   $ 0.86      $(0.07)      $0.00        $(0.79)
  09/30/98-06/30/99         10.00        0.15 (a)       2.57 (a)     2.72       (0.07)       0.00         (0.28)
Tax-Efficient Structured
 Emerging Markets Fund
 Institutional Class
  06/30/00                 $13.25       $0.09 (a)     $ 0.89 (a)   $ 0.98      $(0.12)      $0.00        $ 0.00
  09/30/98-06/30/99         10.00        0.16 (a)       3.10 (a)     3.26       (0.06)       0.00          0.00
International Fund
 Institutional Class
  06/30/00                 $11.62       $0.08 (a)     $ 1.24 (a)   $ 1.32      $ 0.00       $0.00        $(1.74)
  09/30/98-06/30/99         10.47        0.14 (a)       2.16 (a)     2.30        0.00        0.00         (1.15)
 Administrative Class
  06/30/00                  11.56        0.04 (a)       1.24 (a)     1.28        0.00        0.00         (1.74)
  09/30/98-06/30/99         10.47        0.09 (a)       2.15 (a)     2.24        0.00        0.00         (1.15)

-------
 *   Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

85 PIMCO Funds: Multi-Manager Series

                                           Fund                                                        Ratio of Net
Distributions                          Reimbursement                                       Ratio of     Investment
in Excess of   Tax Basis               Fee Added to  Net Asset               Net Assets   Expenses to  Income (Loss)
Net Realized   Return of     Total       Paid-In-    Value End                 End of     Average Net   to Average     Portfolio
Capital Gains   Capital  Distributions    Capital    of Period Total Return Period (000s)   Assets      Net Assets   Turnover Rate
----------------------------------------------------------------------------------------------------------------------------------
    $0.00        $0.00      $(0.34)        $0.00      $14.26      (8.88)%      $30,059       0.86%         2.57%           55%
    (0.45)        0.00       (0.66)         0.00       16.05      (5.11)        59,132       0.85          2.12            60
     0.00         0.00       (0.89)         0.00       17.68      17.77         47,432       0.85          1.65            41
     0.00         0.00       (2.51)         0.00       15.78      31.99         34,639       0.90          1.92            48
     0.00         0.00       (0.95)         0.00       14.20      16.35         29,017       0.85*         2.12*           35
     0.00         0.00       (0.31)         0.00       14.19      (9.12)        15,313       1.11          2.38            55
    (0.45)        0.00       (0.65)         0.00       15.97      (5.40)        21,002       1.10          1.92            60
     0.00         0.00       (0.87)         0.00       17.63      17.41         10,751       1.10          1.39            41
     0.00         0.00       (2.50)         0.00       15.76      31.70          5,916       1.16          1.68            48
     0.00         0.00       (0.93)         0.00       14.20      15.64          4,433       1.10*         1.86*           35
    $0.00        $0.00      $(0.54)        $0.00      $12.98       4.45 %      $20,338       0.71%         0.54%           20%
     0.00         0.00       (1.67)         0.00       12.96      17.95         42,619       0.71          0.66            34
     0.00         0.00       (7.84)         0.00       12.64      32.33         36,584       0.71          0.63            65
     0.00         0.00       (3.73)         0.00       16.46      31.45         44,838       0.74          1.31            91
     0.00         0.00       (0.54)         0.00       15.91      14.21         83,425       0.70*         1.58*           53
     0.00         0.00       (0.52)         0.00       12.91       4.47         27,954       0.96          0.27            20
     0.00         0.00       (1.67)         0.00       12.87      17.63         24,015       0.96          0.41            34
     0.00         0.00       (7.84)         0.00       12.59      23.85         10,409       0.95*         0.47*           65
    $0.00        $0.00      $ 0.00         $0.00      $12.31       4.41 %      $ 1,172       0.71%*        0.42%*          32%
     0.00         0.00        0.00          0.00       12.28       5.77         19,953       0.96          0.19            32
     0.00         0.00        0.00          0.00       11.61      34.28          3,391       0.92*         0.31*           13
    $0.00        $0.00      $(0.86)        $0.01(a)   $12.43       6.64 %      $35,376       1.25%(b)      0.36%           24%
     0.00         0.00       (0.35)         0.05(a)    12.42      29.21         46,577       0.95          1.56            30
    $0.00        $0.00      $(0.12)        $0.03(a)   $14.14       7.55 %      $86,973       1.00%(b)      0.64%           24%
     0.00         0.00       (0.06)         0.05(a)    13.25      33.39         72,509       0.95          1.57            28
    $0.00        $0.00      $(1.74)        $0.00      $11.20      11.10 %      $ 6,463       1.13%(c)      0.66%           58%
     0.00         0.00       (1.15)         0.00       11.62      23.07          3,627       1.09*         1.70*           55
     0.00         0.00       (1.74)         0.00       11.10      10.78         18,059       1.38(d)       0.34            58
     0.00         0.00       (1.15)         0.00       11.56      22.47         15,797       1.34*         1.06*           55

-------
(b) Ratio of expenses to average net assets excluding tax and interest expense is 0.95%.
(c) Ratio of expenses to average net assets excluding interest expense is 1.05%.
(d) Ratio of expenses to average net assets excluding interest expense is 1.30%.

                                                                  Prospectus 86
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PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Funds:      PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
Multi-      92660
Manager
Series

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Ropes & Gray, One International Place, Boston, MA 02110

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

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds:
Multi-Manager Series
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by e-mailing your request to publicinfo@sec.gov. Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File No. 811-6161


[LOGO OF PIMCO FUNDS]

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660



PY000.11/00